                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-10765

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                           ---

     Pre-Effective Amendment No. ____

     Post-Effective Amendment No. 110                                       X
                                  ---                                      ---

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                           ---

     Amendment No.  110
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                          DELAWARE GROUP EQUITY FUNDS I
                 (formerly Delaware Group Equity Funds I, Inc.)
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               (Exact Name of Registrant as Specified in Charter)



              1818 Market Street, Philadelphia, Pennsylvania    19103
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               (Address of Principal Executive Offices)       (Zip Code)


Registrant's Telephone Number, including Area Code:               (215) 255-1255
                                                                  --------------

           Eric E. Miller, 1818 Market Street, Philadelphia, PA 19103
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                     (Name and Address of Agent for Service)


Approximate Date of Public Offering:                           December 28, 1999
                                                               -----------------

It is proposed that this filing will become effective:

    [ ]  immediately upon filing pursuant to paragraph (b)

    [X]  on December 28, 1999 pursuant to paragraph (b)

    [ ]  60 days after filing pursuant to paragraph (a)(1)

    [ ]  on (date) pursuant to paragraph (a)(1)

    [ ]  75 days after filing pursuant to paragraph (a)(2)

    [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 110 to Registration File No. 2-10765 includes the following:

       1.   Facing Page

       2.   Contents Page

       3.   Part A - Prospectuses

       4.   Part B - Statement of Additional Information

       5.   Part C - Other Information

       6.   Signatures

       7.   Exhibits

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware
Balanced Fund

Delaware
Devon Fund

Class A o Class B o Class C

Prospectus December 28, 1999


Total Return Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

(PHOTO OMITTED)

Table of contents

        ........................................................................
        Fund profiles                                                     page 2
        Delaware Balanced Fund                                                 2
        Delaware Devon Fund                                                    4

        ........................................................................
        How we manage the Funds                                           page 6
        Our investment strategies                                              6
        The securities we typically invest in                                  7
        The risks of investing in the Funds                                    9
        ........................................................................
        Who manages the Funds                                            page 10
        Investment manager                                                    10
        Portfolio managers                                                    10
        Fund administration (Who's who)                                       11
        ........................................................................
        About your account                                               page 12
        Investing in the Funds                                                12
           Choosing a share class                                             12
        How to reduce your sales charge                                       14
        How to buy shares                                                     15
        Retirement plans                                                      16
        How to redeem shares                                                  17
        Account minimums                                                      18
        Special services                                                      19
        Dividends, distributions and taxes                                    20
        ........................................................................
        Certain management considerations                                page 21
        ........................................................................
        Financial highlights                                             page 22

Profile: Delaware Balanced Fund


What is the Fund's goal?

   Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund
   )  Investors with long-term
      financial goals.
   ) Investors looking for stocks and bonds combined in a single investment. ) Investors seeking modest quarterly income.
   )  Investors seeking a measure of
      capital preservation.

Who should not invest in the Fund
   ) Investors with short-term financial goals.
   ) Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


What are the Fund's main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


How has the Delaware Balanced Fund performed?
________________________________________________________________________________

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one-, five-, and ten-year or lifetime periods, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

The Fund's Class A shares had a calendar year-to-date return of -9.32% as of September 30, 1999. During the ten years illustrated in this bar chart, Class A's highest quarterly return was 15.07% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.11% for the quarter ended September 30, 1990.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table on page 3 do include the sales charge.

                                             Year-by-year total return (Class A)

1989     22.55%
1990    - 0.48%
1991     20.84%
1992     12.67%
1993      9.39%
1994    - 1.35%
1995     25.88%
1996     13.94%
1997     24.47%
1998     17.40%

How has the Fund Performed?
------------------------------------------------------------------------------------------------------------------------------
                                                                            Average annual returns for periods ending 12/31/98
------------------------------------------------------------------------------------------------------------------------------
CLASS                                      A                     B                      C         S&P 500      Lehman Brothers
                                                                                                Composite            Aggregate
                                                    (if redeemed)*         (if redeemed)*   Stock Index**         Bond Index**
------------------------------------------------------------------------------------------------------------------------------
                          (Inception 3/25/38)   (Inception 9/6/94)   (Inception 11/29/95)
1 year                                 10.65%               11.48%                 15.50%          28.74%                8.69%
5 years                                14.27%                  N/A                    N/A          24.08%                7.27%
10 years or lifetime**                 13.75%               16.69%                 18.27%          19.20%                9.26%

  The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.
 *If shares were not redeemed, the returns for Class B would be 16.48% and 16.96% for the one-year and lifetime periods, respectively. Returns for Class C would be 16.50% and 18.27% for the one-year and lifetime periods, respectively.
**Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 and Lehman Brothers returns are for 10 years. S&P 500 returns for Class B and Class C lifetime were 28.46% and 28.19%, respectively. Lehman Brothers Aggregate Bond Index returns for Class B and Class C shares lifetime were 9.47% and 7.57%, respectively. Maximum sales charges are included in the Fund returns above.


What are the Fund's fees and expenses?                 CLASS                                                A         B         C
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Sales charges are fees paid directly from your         Maximum sales charge (load) imposed on
investments when you buy or sell shares of the Fund.    purchases as a percentage of offering  price    5.75%      none      none
                                                       Maximum contingent deferred sales charge
                                                        (load) as a percentage of original purchase
                                                        price or redemption price, whichever is lower    none(1)     5%(2)     1%(3)
                                                       Maximum sales charge (load) imposed on
                                                        reinvested dividends                             none      none      none
                                                       Redemption fees                                   none      none      none
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                                                       CLASS                                                A         B         C
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from       Management fees                                  0.63%     0.63%     0.63%
the Fund's assets.                                     Distribution and service (12b-1) fees            0.23%(4)  1.00%     1.00%
                                                       Other expenses                                   0.32%     0.32%     0.32%
                                                       Total operating expenses                         1.18%     1.95%     1.95%
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                                                       CLASS(6)             A            B            B              C         C
                                                                                           (if redeemed)             (if redeemed)
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This example is intended to help you compare the    1 year               $688         $198         $698           $198       $298
cost of investing in the Fund to the cost of
investing in other mutual funds with similar        3 years              $928         $612         $912           $612       $612
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical           5 years            $1,187       $1,052       $1,252         $1,052     $1,052
investment of $10,000 with an annual 5% return
over the time shown.5 This is an example only,      10 years           $1,924       $2,075       $2,075         $2,275     $2,275
and does not represent future expenses, which may
be greater or less than those shown here.
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(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Balanced Fund's Class A that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Devon Fund


What is the Fund's goal?

   Delaware Devon Fund seeks current income and capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund
   )  Investors with long-term
      financial goals.
   )  Investors seeking long-term capital
      appreciation.
   )  Investors seeking an investment
      primarily in common stocks.

Who should not invest in the Fund
   ) Investors seeking an investment
     primarily in fixed-income securities.
   ) Investors with short-term
     financial goals.
   ) Investors who are unwilling to accept
     share prices that may fluctuate,
     sometimes significantly over the
     short term.

What are the Fund's main investment strategies? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Delaware Devon Fund performed?
--------------------------------------------------------------------------------
                                             Year-by-year total return (Class A)

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as the average annual returns of these shares for the one-year, 5-year and lifetime periods, if applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. There is no longer a voluntary expense cap in place for the Fund.

The Fund's Class A shares had a calendar year-to-date return of -12.75% as of September 30, 1999. During the five years illustrated in this bar chart, Class A's highest quarterly return was 20.68% for the quarter ended December 31, 1998 and its lowest quarterly return was -8.98% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above.
If this fee were included, the returns would be less than those shown. The average annual returns shown on page 5 include the sales charge.

1994     5.63%
1995    35.44%
1996    22.90%
1997    34.93%
1998    22.16%

---------------------------------------------------------------------------------------------------------------
                                                            Average annual returns for periods ending 12/31/98
CLASS                                       A                    B                      C    S&P 500 Composite
                                                    (if redeemed)*         (if redeemed)*        Stock Index**
                          (Inception 12/29/93)   (Inception 9/6/94)   (Inception 11/29/95)
1 year                                  15.14%              16.29%                 20.31%               28.74%
5 years                                 22.26%                 N/A                    N/A               24.08%
Since inception**                       22.32%              24.26%                 26.34%               19.20%

   The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.
 * If shares were not redeemed, the returns for Class B would be 21.29% and 24.48% for the one-year and lifetime periods, respectively. Returns for Class C would be 21.31% and 26.34% for the one-year and lifetime periods, respectively.
** The S&P 500 return shown is for the A Class lifetime period. S&P 500 returns for Class B and Class C lifetime were 28.46% and 28.19%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?                 CLASS                                                A         B         C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your         Maximum sales charge (load) imposed on
investments when you buy or sell shares of the Fund.    purchases as a percentage of offering price     5.75%      none      none
                                                       Maximum contingent deferred sales charge
                                                        (load) as a percentage of original purchase
                                                        price or redemption price, whichever is lower   none(1)       5%(2)    1%(3)
                                                       Maximum sales charge (load) imposed on
                                                        reinvested dividends                            none       none      none
                                                       Redemption fees                                  none       none      none
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from       Management fees                                 0.65%      0.65%     0.65%
the Fund's assets.                                     Distribution and service (12b-1) fees           0.30%      1.00%     1.00%
                                                       Other expenses                                  0.52%      0.52%     0.52%
                                                       Total operating expenses                        1.47%      2.17%     2.17%
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                                                       CLASS(5)             A            B            B              C         C
                                                                                           (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the       1 year            $716         $220         $720            $220      $320
cost of investing in the Fund to the cost of
investing in other mutual funds with similar           3 years         $1,013         $679         $979            $679      $679
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical              5 years         $1,332       $1,164       $1,364          $1,164    $1,164
investment of $10,000 with an annual 5% return
over the time shown.4 This is an example only,         10 years        $2,231       $2,326       $2,326          $2,503    $2,503
and does not represent future expenses, which
may be greater or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(5) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Funds.

Delaware Balanced Fund

Delaware Balanced Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Delaware Devon Fund

Delaware Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. This Fund has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting somewhat greater fluctuation of principal than with Delaware Balanced Fund.

For Delaware Devon Fund, we invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Fund's assets will be in dividend-paying stocks.

In selecting stocks for both Delaware Devon Fund and Delaware Balanced Fund, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

We take a disciplined approach to investing, combining investment strategies and risk management techniques.

  ----------------------------------------------------------------------------
  Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.
  ----------------------------------------------------------------------------

How to use
this glossary
The glossary includes definitions    Glossary A-C |Amortized cost                                            Average maturity
of investment terms used throughout               |---------------------------------------------------------------------------------
the prospectus. If you would like                 |Amortized cost is a method used to value a fixed-income   An average of when the
to know the meaning of an investment               security that starts with the face value of the security  individual bonds and
term that is not explained in the                  and then adds or subtracts from that value depending on   other debt securities
text please check the glossary.                    whether the purchase price was greater or less than the   held in a portfolio
                                                   value of the security at maturity. The amount greater or  will mature.
                                                   less than the par value is divided equally over the time
                                                   remaining until maturity.

  The securities we Stocks offer investors the potential for capital typically invest in appreciation, and may pay dividends as well. Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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          Securities                                             How we use them
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                                                       Delaware Balanced Fund                        Delaware Devon Fund
                                                ------------------------------------------------------------------------------------
Common stocks: Securities that represent         Generally, we invest up to 75% of        Generally, 90% to 100% of the Fund's
shares of ownership in a corporation.            net assets in dividend-paying            assets will be invested in common
Stockholders participate in the corporation's    stocks.                                  stocks. Under normal market conditions
profits and losses, proportionate to the                                                  we will invest at least 65% of total
number of shares they own.                                                                assets in dividend-paying stocks.

Convertible securities: Usually preferred        Each Fund may invest in convertible securities; however, we will not invest
stocks or corporate bonds that can be            more than 5% of net assets in convertible securities that are rated below
exchanged for a set number of shares of          investment grade by an NRSRO or in securities that are unrated but deemed
common stock at a predetermined price.           equivalent to non-investment grade.
These securities offer higher appreciation
potential than nonconvertible bonds and
greater income potential than nonconvertible
preferred stocks.

Mortgage-backed securities: Fixed-income         There is no limit on government-related  There is no limit on government-related
securities that represent pools of mortgages,    mortgage-backed securities or on fully   mortgage-backed securities; however, the
with investors receiving principal and interest  collateralized privately issued          Fund typically holds none or only a small
payments as the underlying mortgage loans are    mortgage-backed securities.              percentage of its net assets in
paid back. Many are issued and guaranteed                                                 fixed-income securities.
against default by the U.S. government or its    We may invest up to 20% of net assets
agencies or instrumentalities, such as the       in mortgage-backed securities issued by  We may purchase privately issued
Federal Home Loan Mortgage Corporation,          private companies whether or not the     obligations only if they are 100%
Fannie Mae and the Government National Mortgage  securities are 100% collateralized.      collateralized and rated in one of the
Association. Others are issued by private        However, these securities must be rated  four highest categories by an NRSRO. The
financial institutions, with some fully          at the time of purchase in one of the    privately issued securities we would
collateralized by certificates issued or         four highest categories by an NRSRO.     invest in would be either CMOs or REMICs
guaranteed by the government or its agencies or  The privately issued securities we       (see below).
instrumentalities.                               invest in are either CMOs or REMICs
                                                 (see below).

Collateralized mortgage obligations (CMOs):      See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are
grouped into different pools according to
their maturity.

Real estate mortgage investment conduits         See mortgage-backed securities above.
(REMICs): Privately issued mortgage-backed
bonds whose underlying value is a fixed pool
of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different
pools.

Asset-backed securities: Bonds or notes          We invest only in asset-backed           Delaware Devon Fund doesn't typically
backed by accounts receivables including         securities rated in one of the four      invest in asset-backed securities. When
home equity, automobile or credit loans.         highest categories by an NRSRO.          we do, we are allowed to invest only in
                                                                                          asset-backed securities rated in one of
                                                                                          the four highest categories by an NRSRO.

Corporate bonds: Debt obligations issued by      Although Delaware Devon Fund is allowed  We focus on bonds rated in one of the
a corporation.                                   to invest in corporate bonds, we do      four highest categories by an NRSRO
                                                 not typically invest in them.            (or if unrated, deemed equivalent),
                                                                                          with maturities between five and 30 years.

Repurchase agreements: An agreement between a    Typically, we use repurchase agreements as a short-term investment for a
buyer and seller of securities in which the      Fund's cash position. In order to enter into these repurchase agreements, seller agrees to buy the securities back within  the Fund must have collateral of at least 102% of the repurchase price.
a specified time at the same price the buyer     Neither Fund may have more than 10% of its total assets in repurchase
paid for them, plus an amount equal to an        agreements with maturities of over seven days. Each Fund will only enter
agreed upon interest rate. Repurchase            into repurchase agreements in which the collateral is comprised of
agreements are often viewed as equivalent to     U.S. government securities.
cash.
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Bond                                                      Bond ratings                                    Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,        Independent evaluations of                  The amount of
municipality or government agency. In return for          creditworthiness, ranging from              money you invest.
lending money to the issuer, a bond buyer generally       Aaa/AAA (highest quality) to D
receives fixed periodic interest payments and             (lowest quality). Bonds rated Baa/BBB
repayment of the loan amount on a specified maturity      or better are considered
date. A bond's price changes prior to maturity and        investment grade. See also Nationally
typically is inversely related to current interest        recognized statistical rating
rates. Generally, when interest rates rise, bond          organization.
prices fall, and when interest rates fall, bond
prices rise.

                                                                               7

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          Securities                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                       Delaware Balanced Fund                        Delaware Devon Fund
                                                ------------------------------------------------------------------------------------
American Depositary Receipts (ADRs):             We may invest without limitation in ADRs.

Certificates issued by a U.S. bank which represent the bank's holdings of a stated number of shares of a foreign corporation.
An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.

Restricted securities: Privately placed          We may invest without limitation in Rule 144A securities, which are
securities whose resale is restricted            privately placed securities that are eligible for resale only among
under securities law.                            certain institutional buyers without registration.

                                                                                          Delaware Devon Fund must limit its
                                                                                          investments in other restricted
                                                                                          securities to no more than 5% of
                                                                                          total assets.

Interest rate swap and index swap agreements:    We may use interest rate swaps to        Delaware Devon Fund does not use
In an interest rate swap, a fund receives        adjust Delaware Balanced Fund's          interest rate swap or index swap
payments from another party based on a           sensitivity to interest rates, or to     agreements.
floating interest rate in return for making      hedge against changes in interest rates.
payments based on a fixed interest rate. An
interest rate swap can also work in reverse,     Index swaps may be used to gain exposure
with a fund receiving payments based on a        to markets that the Fund invests in or
fixed interest rate and making payments based    as a substitute for futures, options or
on a floating interest rate. In an index swap,   forward contracts if such contracts
a fund receives gains or incurs losses based     are not directly available to the Fund
on the total return of an index, in exchange     on favorable terms.
for making fixed or floating interest rate
payments to another party.                       Interest rate swaps and index swaps will
                                                 be considered illiquid securities
                                                 (see below).

Illiquid securities: Securities that do not      We may invest up to 10% of total assets in illiquid securities.
have a ready market, and cannot be easily
sold within seven days at approximately the
price that the Fund has valued them.
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The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

C-D  Capital                                                                                                      Consumer Price
    |appreciation       Capital gains distributions               Commission                   Compounding        Index (CPI)
    | ------------------------------------------------------------------------------------------------------------------------------
    |
    |An increase        Payments to mutual fund                   The fee an investor pays     Earnings on an      Measurement of
     in the value       shareholders of profits                   to a financial adviser       investment's        U.S. inflation;
     of an investment.  (realized gains) from the sale            for investment advice and    previous earnings.  represents the
                        of a fund's portfolio securities.         help in buying or selling                        price of a
                        Usually paid once a year; may be either   mutual funds, stocks, bonds                      basket of
                        short-term gains or long-term gains.      or other securities.                             commonly
                                                                                                                   purchased goods.

8

The risks of investing Investing in any mutual fund involves risk, including the in the Funds risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in the Funds typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
          Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                       Delaware Balanced Fund                        Delaware Devon Fund
                                                ------------------------------------------------------------------------------------
Market risk is the risk that all or a majority   We maintain a long-term investment approach and focus on stocks we believe
of the securities in a certain market--like      can appreciate over an extended time frame regardless of interim market
the stock or bond market--will decline in        fluctuations. We do not try to predict overall stock market movements and
value because of factors such as economic        do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                      We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary defensive strategy.
Index swaps are subject to the same market
risks as the investment market or sector that    We diversify the Fund's assets among       Delaware Devon Fund is not subject to
the index represents. Depending on the actual    two major categories of investments        risks related to index swaps.
movements of the index and how well the          --stocks and bonds--which tend to
portfolio manager forecasts those movements,     increase and decline in value in
a fund could experience a higher or lower        different economic or investment
return than anticipated.                         conditions.

                                                 In evaluating the use of an index
                                                 swap, we carefully consider how market
                                                 changes could affect the swap and how
                                                 that compares to us investing directly
                                                 in the market the swap is intended to
                                                 represent.

Industry and security risk is the risk that      We limit the amount of each Fund's assets invested in any one industry and in
the value of securities in a particular          any individual security. We also follow a rigorous selection process before
industry or the value of an individual stock     choosing securities for the portfolio.
or bond will decline because of changing
expectations for the performance of that
industry or for the individual company
issuing the stock or bond.

Interest rate risk is the risk that              We do not try to increase return by        Delaware Devon Fund does not generally
securities, particularly bonds with longer       predicting and aggressively capitalizing   hold a significant portion of assets
maturities, will decrease in value if            on interest rate moves. Instead, we aim    in fixed-income securities, so interest
interest rates rise.                             to keep the interest rate risk similar     rate risk is not a major risk with this
                                                 to the Lehman Brothers Aggregate Bond      Fund.
Swaps may be particularly sensitive to           Index.
interest rate changes. Depending on the
actual movements of interest rates and how       We will not invest in swaps with
well the portfolio manager anticipates them,     maturities of more than two years.
a fund could experience a higher or lower        Each business day we will calculate the
return than anticipated.                         amount the Fund must pay for swaps it
                                                 holds and will segregate cash or other
                                                 liquid securities to cover that amount.

Foreign risk is the risk that foreign            We typically invest only a small portion of each Fund's portfolio in foreign
securities may be adversely affected by          securities. When we do purchase foreign securities, they are often denominated
political instability, changes in currency       in U.S. dollars. We also tend to avoid markets where we believe accounting
exchange rates, foreign economic conditions or   principles or the regulatory structure are underdeveloped.
inadequate regulatory and accounting standards.

Liquidity risk is the possibility that           We limit exposure to illiquid securities.  Swap agreements will be treated as
securities cannot be readily sold within                                                    illiquid securities, but most swap
seven days at approximately the price that a                                                dealers will be willing to repurchase
fund values them.                                                                           interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

Contingent deferred sales
charge (CDSC)                      Corporate bond    Cost basis                    Depreciation          Diversification
------------------------------------------------------------------------------------------------------------------------------------
Fee charged by some mutual funds   A debt security   The original purchase price   A decline in an       The process of spreading
when shares are redeemed (sold     issued by a       of an investment, used in     investment's value.   investments among a number
back to the fund) within a set     corporation.      determining capital gains                           of different securities,
number of years; an alternative    See Bond.         and losses.                                         asset classes or investment
method for investors to                                                                                  styles to reduce the risks
compensate a financial adviser                                                                           of investing.
for advice and service, rather
than an up-front commission.

                                                                               9

Who manages the Funds

Investment  The Funds are managed by Delaware Management Company, a series of manager Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                      Investment Management Fees

                                                  Delaware             Delaware
                                               Balanced Fund          Devon Fund

 As a percentage of average daily net assets       0.57%                0.61%*

*Reflects a voluntary waiver during the period.

Portfolio   Francis X. Morris and Gary A. Reed have primary responsibility for
 managers   making day-to-day investment decisions for Delaware Balanced Fund.
            Mr. Morris has responsibility for making the day-to-day investment decisions for Delaware Devon Fund. When making decisions for the Funds, Mr. Morris regularly consults with Christopher Driver and
            Michael S. Morris.

            Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Funds since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is a past president of the Philadelphia Society of Financial Analysts.

            Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He has been Delaware Balanced Fund's Senior Portfolio Manager for fixed income since April 1995. Before joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department of the Irving Trust Company in New York.

            Christopher Driver, Assistant Vice President/Equity Analyst for the Fund, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the equity value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

            Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA Charterholder.

       D-1 |Dividend distribution    Duration                   Expense ratio
           |------------------------------------------------------------------------------------------------
           |
           |Payments to mutual       A measurement of a         A mutual fund's total operating expenses,
            fund shareholders of     fixed-income               expressed as a percentage of its total
            dividends passed along   investment's price         net assets. Operating expenses are the
            from the fund's          volatility. The larger     costs of running a mutual fund, including
            portfolio of securities. the number, the            management fees, offices, staff, equipment
                                     greater the likely         and expenses related to maintaining the
                                     price change for a         fund's portfolio of securities and
                                     given change in interest   distributing its shares. They are paid
                                     rates.                     from the fund's assets before any earnings
                                                                are distributed to shareholders.

Who's who?  This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                           Board of Trustees
    Investment manager                                                                         Custodian
Delaware Management Company                    The Funds                                The Chase Manhattan Bank
  One Commerce Square                                                                   4 Chase Metrotech Center
Philadelphia, PA 19103                                                                     Brooklyn, NY 11245



   Portfolio managers              Distributor                           Service agent
(see page 10 for details)   Delaware Distributors, L.P.            Delaware Service Company, Inc.
                                1818 Market Street                     1818 Market Street
                              Philadelphia, PA 19103                 Philadelphia, PA 19103


                                            Financial advisors


                                               Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

                                                           Government
Financial adviser        Fixed-income securities           securities                 Inflation                 Investment goal
------------------------------------------------------------------------------------------------------------------------------------
Financial professional   With fixed-income securities,     Securities issued by the   The increase in the cost  The objective, such
(e.g., broker, banker,   the money you originally invest   U.S. government or its     of goods and services     as long-term capital
accountant, planner or   is paid back at a pre-specified   agencies. They include     over time. U.S.           growth or high
insurance agent) who     maturity date. These securities,  Treasuries as well as      inflation is frequently   current income, that
analyzes clients'        which include government,         agency-backed securities   measured by changes in    a mutual fund
finances and prepares    corporate or municipal bonds,     such as Fannie Maes.       the Consumer Price        pursues.
personalized programs    as well as money market                                      Index (CPI).
to meet objectives.      securities, typically pay
                         a fixed rate of return (often
                         referred to as interest).
                         See Bond.

                                                                              11

About your account

Investing in the Funds
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.


o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.



Class A sales charges


------------------------------------------------------------------------------------------------------------------------------------
                                Sales charge as %      Sales charge as % of      Dealer's commission as %
        Amount of purchase      of offering price        amount invested            of offering price
------------------------------------------------------------------------------------------------------------------------------------
        Less than $50,000            5.75%                    6.10%                        5.00%

          $50,000 but
         under $100,000              4.75%                    5.00%                        4.00%

         $100,000 but
        under $250,000               3.75%                    3.90%                        3.00%

         $250,000 but
        under $500,000               2.50%                    2.60%                        2.00%

         $500,000 but
        under $1 million             2.00%                    2.04%                        1.60%
------------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.

------------------------------------------------------------------------------------------------------------------------------------
                                 Sales charge as %      Sales charge as % of      Dealer's commission as %
        Amount of purchase       of offering price        amount invested            of offering price
------------------------------------------------------------------------------------------------------------------------------------

  $1 million up to $5 million         none                     none                       1.00%

      Next $20 million
     Up to $25 million                none                     none                       0.50%

  Amount over $25 million             none                     none                       0.25%
------------------------------------------------------------------------------------------------------------------------------------

         |    Lehman Brothers
     L-N |    Aggregate Bond Index               Management fee                           Market capitalization
         |--------------------------------------------------------------------------------------------------------------------------
         |    An index that measures the         The amount paid by a mutual fund         The value of a corporation determined by
         |    performance of about               to the investment adviser for            multiplying the current market price of a
              6,500 U.S. corporate and           management services, expressed as        share of common stock by the number of
              government bonds.                  an annual percentage of the fund's       shares held by shareholders. A corporation
                                                 average daily net assets.                with one million shares outstanding and
                                                                                          the market price per share of $10 has a
                                                                                          market capitalization of $10 million.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                    NASD Regulation, Inc.          Nationally recognized statistical rating              Net asset
Maturity            (NASD)                         organization (NRSRO)                                  value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
The length of       A self-regulating              A company that assesses the credit quality            The daily dollar
time until a bond   organization, consisting of    of bonds, commercial paper, preferred and             value of one
issuer must repay   brokerage firms (including     common stocks and municipal short-term                mutual fund share.
the underlying      distributors of mutual         issues, rating the probability that the               Equal to a fund's
loan principal to   funds), that is responsible    issuer of the debt will meet the scheduled            net assets divided
bondholders.        for overseeing the actions     interest payments and repay the principal.            by the number of
                    of its members.                Ratings are published by such companies as            shares outstanding.
                                                   Moody's Investors Service, Inc. (Moody's),
                                                   Standard & Poor's Ratings Group (S&P), Duff
                                                   & Phelps, Inc. (Duff), and Fitch IBCA, Inc.
                                                   (Fitch).

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Share Class
       Program                       How it works                          A                        B                   C
------------------------------------------------------------------------------------------------------------------------------------

Letter of Intent           Through a Letter of Intent you                  X               Although the Letter of Intent and Rights
                           agree to invest a certain amount in                             of Accumulation do not apply to the
                           Delaware Investment Funds (except                               purchase of Class B and C shares, you can
                           money market funds with no sales                                combine your purchase of Class A shares
                           charge) over a 13-month period to                               with your purchase of B and C shares to
                           qualify for reduced front-end sales                             fulfill your Letter of Intent or qualify
                           charges.                                                        for Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or                 X
                           purchases of all funds in the Delaware
                           Investments family (except money
                           market funds with no sales charge) as
                           well as the holdings and purchases of
                           your spouse and children under 21 to
                           qualify for reduced front-end sales
                           charges.

Reinvestment of redeemed   Up to 12 months after you redeem        For Class A, you will   For Class B, your        Not available
shares                     shares, you can reinvest the proceeds   not have to pay an      account will be
                           with no additional sales charge.        additional front-end    credited with the
                                                                   charge.                 contingent deferred
                                                                                           sales charge you
                                                                                           previously paid on
                                                                                           the amount you are
                                                                                           reinvesting. Your
                                                                                           schedule for
                                                                                           contingent deferred
                                                                                           sales charges and
                                                                                           conversion to Class
                                                                                           A will not start
                                                                                           over again; it will
                                                                                           pick up from the
                                                                                           point at which you
                                                                                           redeemed your shares.

SIMPLE IRA, SEP IRA,       These investment plans may                       X              There is no reduction in sales charges
SARSEP, Prototype Profit   qualify for reduced sales charges                               for Class B or Class C shares for group
Sharing, Pension,          by combining the purchases of all                               purchases by retirement plans.
401(k), SIMPLE 401(k),     members of the group. Members of
403(b)(7), and 457         these groups may also qualify to
Retirement Plans           purchase shares without a
                           front-end sales charge and a
                           waiver of any contingent deferred
                           sales charges.

------------------------------------------------------------------------------------------------------------------------------------

        P-R   |  Preferred stock         Price-to-earnings ratio    Principal                Prospectus
              |---------------------------------------------------------------------------------------------------
              |  Preferred stock has     A measure of a             Amount of money you      The official
                 preference over         stock's value              invest (also called      offering document
                 common stock in the     calculated by              capital). Also           that describes a
                 payment of dividends    dividing the current       refers to a bond's       mutual fund,
                 and liquidation of      market price of a          original face value,     containing
                 assets. Preferred       share of stock by          due to be repaid at      information required
                 stocks also often       its annual earnings        maturity.                by the SEC, such as
                 pay dividends at a      per share. A stock                                  investment
                 fixed rate and are      selling for $100 per                                objectives,
                 sometimes               share with annual                                   policies, services
                 convertible into        earnings per share                                  and fees.
                 common stock.           of $5 has a P/E of
                                         20.



How to buy shares       Through your financial adviser

  [GRAPHS OMITTED]      Your financial adviser can handle all the details of
                        purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

                        By mail

  [GRAPHS OMITTED]      Complete an investment slip and mail it with your check,
                        made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street,
                        Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

                        By wire

  [GRAPHS OMITTED]      Ask your bank to wire the amount you want to invest to
                        First Union Bank, ABA #031201467, Bank Account number
                        2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

                        By exchange

  [GRAPHS OMITTED]      You can exchange all or part of your investment in one
                        or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares.
                        To open an account by exchange, call the Shareholder
                        Service Center at 800.523.1918.

                        Through automated shareholder services

  [GRAPHS OMITTED]      You can purchase or exchange shares through Delaphone,
                        our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

                                                   S&P 500                                            SEC (Securities and
Redeem                    Risk                     Composite Stock Index     Sales charge             Exchange Commission)
------------------------------------------------------------------------------------------------------------------------------
To cash in your           Generally defined as     The Standard &            Charge on the            Federal agency
shares by selling         variability of           Poor's 500 Composite      purchase or              established by
them back to the          value; also credit       Stock Index; an           redemption of fund       Congress to
mutual fund.              risk, inflation          unmanaged index of        shares sold through      administer the laws
                          risk, currency and       500 widely held           financial advisers.      governing the
                          interest rate risk.      common stocks that        May vary with the        securities industry,
                          Different                is often used to          amount invested.         including mutual
                          investments involve      represent                 Typically used to        fund companies.
                          different types and      performance of the        compensate advisers
                          degrees of risk.         U.S. stock market.        for advice and
                                                                             service provided.

How to buy shares (continued)  Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

                               The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the regular close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                               We determine a Fund's net asset value (NAV) per share at the regular close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

Retirement plans               In addition to being an appropriate investment
                               for your Individual Retirement Account (IRA),
                               Roth IRA and Education IRA, shares in a Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.


                                                                                   Statement of Additional
   S-V  | Share classes           Signature guarantee       Standard deviation     Information (SAI)
        |--------------------------------------------------------------------------------------------------
          Different               Certification by a        A measure of an        The document serving
          classifications of      bank, brokerage firm      investment's           as "Part B" of a
          shares; mutual fund     or other financial        volatility; for        fund's prospectus
          share classes offer     institution that a        mutual funds,          that provides more
          a variety of sales      customer's signature      measures how much a    detailed information
          charge choices.         is valid; signature       fund's total return    about the fund's
                                  guarantees can be         has typically varied   organization,
                                  provided by members       from its historical    investments,
                                  of the STAMP              average.               policies and risks.
                                  program.



How to redeem
       shares                   Through your financial adviser

       [GRAPH OMITTED]          Your financial adviser can handle all the
                                details of redeeming your shares. Your adviser may charge a separate fee for this service.

                                By mail

       [GRAPH OMITTED]          You can redeem your shares (sell them back to
                                the fund) by mail by writing to: Delaware
                                Investments, 1818 Market Street, Philadelphia,
                                PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

                                By telephone

       [GRAPH OMITTED]          You can redeem up to $50,000 of your shares by
                                telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                                By wire

       [GRAPH OMITTED]          You can redeem $1,000 or more of your shares and
                                have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

                                Through automated shareholder services

       [GRAPH OMITTED]          You can redeem shares through Delaphone, our
                                automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

                                                            Uniform Gift to Minors Act and
Stock                          Total return                 Uniform Transfers to Minors Act           Volatility
-------------------------------------------------------------------------------------------------------------------------
An investment that             An investment                Federal and state                         The tendency of an
represents a share             performance                  laws that provide a                       investment to go up
of ownership                   measurement,                 simple way to                             or down in value by
(equity) in a                  expressed as a               transfer property to                      different
corporation. Stocks            percentage, based on         a minor with special                      magnitudes.
are often referred             the combined                 tax advantages.                           Investments that
to as equities.                earnings from                                                          generally go up or
                               dividends, capital                                                     down in value in
                               gains and change in                                                    relatively small
                               price over a given                                                     amounts are
                               period.                                                                considered "low
                                                                                                      volatility"
                                                                                                      investments, whereas
                                                                                                      those investments
                                                                                                      that generally go up
                                                                                                      or down in value in
                                                                                                      relatively large
                                                                                                      amounts are
                                                                                                      considered "high
                                                                                                      volatility"
                                                                                                      investments.

How to redeem shares
         (continued)   If you hold your shares in certificates, you must submit
                       the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

                       When you send us a properly completed request to redeem or exchange shares before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                       Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

                       If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums       If you redeem shares and your account balance falls below
                       the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services   To help make investing with us as easy as possible, and to help you build your investments, we offer the following
                   special services.
                   ............................................................

Automatic Investing Plan  The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit            With Direct Deposit you can make additional
                          investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.

Wealth Builder Option     With the Wealth Builder Option you can arrange
                          automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend                  Through our Dividend Reinvestment Plan, you can have
Reinvestment Plan         your distributions reinvested in your account or the
                          same share class in another fund in the Delaware
                          Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges                 You can exchange all or part of your shares for shares
                          of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares.
                          When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased.
                          The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange.
                          When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)
              ..................................................................

           MoneyLine(SM)  Through our MoneyLineSM On Demand Service, you or your
     On Demand Service    financial adviser may transfer money between your Fund
                          account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs.
                          MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

             MoneyLine    Through our MoneyLine Direct Deposit Service you can
Direct Deposit Service    have $25 or more in dividends and distributions
                          deposited directly to your bank account. Delaware
                          Investments does not charge a fee for this service;
                          however, your bank may assess one. This service is not available for retirement plans.

            Systematic    Through our Systematic Withdrawal Plan you can arrange
       Withdrawal Plan    a regular monthly or quarterly payment from your
                          account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly.
                          You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct
                          Deposit Service.


   Dividends,             Dividends, if any, from Delaware Balanced Fund are
distributions             paid quarterly. Dividends, if any, from Delaware Devon
    and taxes             Fund are paid annually. For both funds, any capital
                          gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

                          Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                          We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Year 2000         As with other mutual funds, financial and business
                  organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The Year 2000 Problem may also adversely affect the issuers of securities in which the Funds invest. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by Delaware Devon Fund accepts investments from the portfolios of fund of funds Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware Devon
                  Fund and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


                                                                                                               Class A
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
                                                                                                                  10/31
Delaware Balanced Fund                                     1999          1998          1997          1996          1995
 .........................................................................................................................

Net asset value, beginning of period                  $   22.970     $  22.950     $  21.260     $   19.940     $ 18.000

Income (loss) from investment operations:
Net investment income                                      0.422(2)      0.510         0.610          0.706        0.664(2)
Net realized and unrealized gain (loss)
   on investments                                         (0.257)        2.620         3.680          2.349        2.156
                                                      ----------     ---------     ---------     ----------     --------
Total from investment operations                           0.165         3.130         4.290          3.055        2.820
                                                      ----------     ---------     ---------     ----------     --------
Less dividends and distributions:
Dividends from net investment income                      (0.495)       (0.510)       (0.680)        (0.655)      (0.630)
Distributions from realized gain on investments           (1.040)       (2.600)       (1.920)        (1.080)      (0.250)
                                                      ----------     ---------     ---------     ----------     --------
Total dividends and distributions                         (1.535)       (3.110)       (2.600)        (1.735)      (0.880)
                                                      ----------     ---------     ---------     ----------     --------
Net asset value, end of period                        $   21.600     $  22.970     $  22.950     $   21.260     $ 19.940
                                                      ==========     =========     =========     ==========     ========
Total return(3)                                            0.44%        14.80%        22.05%         16.07%       16.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $  562,975     $ 610,332     $ 554,448     $  490,150     $493,243
Ratio of expenses to average net assets                    1.12%         0.98%         0.97%          0.99%        0.97%
Ratio of net investment income to
   average net assets                                      1.85%         2.25%         2.83%          3.39%        3.55%
Portfolio turnover                                           87%           86%           81%            92%          94%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for such a short period may not be representative of longer term results.
(2) Per share information based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                              Net investment         Net realized and unrealized     Net asset value
How to read the      |        income                 gain (loss) on investments      (NAV)                     Total return
Financial highlights |------------------------------------------------------------------------------------------------------------
                     |        Net investment         A realized gain                 This is the value of      This represents the
                              income includes        occurs when we sell             a mutual fund share,      rate that an
                              dividend and           an investment at a              calculated by             investor would have
                              interest income        profit, while a                 dividing the net          earned or lost on an
                              earned from a fund's   realized loss occurs            assets by the number      investment in a
                              investments; it is     when we sell an                 of shares                 fund. In calculating
                              after expenses have    investment at a                 outstanding.              this figure for the
                              been deducted.         loss. When an                                             financial highlights
                                                     investment increases                                      table, we include
                                                     or decreases in                                           applicable fee
                                                     value but we do not                                       waivers, exclude
                                                     sell it, we record                                        front-end and
                                                     an unrealized gain                                        contingent deferred
                                                     or loss. The amount                                       sales charges, and
                                                     of realized gain per                                      assume the
                                                     share that we pay to                                      shareholder has
                                                     shareholders is                                           reinvested all
                                                     listed under "Less                                        dividends and
                                                     dividends and                                             realized gains.
                                                     distributions-Distributions
                                                     from realized gain
                                                     on investments."

                                                  Class B                                               Class C
-----------------------------------------------------------         ----------------------------------------------
                                               Year ended                                 Year ended   11/29/95(1)
                                                    10/31                                    10/31      through
   1999        1998        1997          1996        1995            1999        1998        1997       10/31/96
 ...........................................................         ..............................................
$ 22.950     $22.880      $21.200     $ 19.900     $ 17.980         $22.930     $22.870     $21.180     $20.500


   0.246(2)    0.337        0.452        0.525        0.567(2)        0.246(2)    0.335       0.460       0.583(2)

 (0.251)       2.608        3.658        2.350        2.113          (0.251)      2.600       3.655       1.757
-------     --------     --------     --------     --------         -------     -------     -------     -------
 (0.005)       2.945        4.110        2.875        2.680          (0.005)      2.935       4.115       2.340
-------     --------     --------     --------     --------         -------     -------     -------     -------


 (0.315)      (0.275)      (0.510)      (0.495)      (0.510)         (0.315)     (0.275)     (0.505)     (0.580)
 (1.040)      (2.600)      (1.920)      (1.080)      (0.250)         (1.040)     (2.600)     (1.920)     (1.080)
-------     --------     --------     --------     --------         -------     -------     -------     -------
 (1.355)      (2.875)      (2.430)      (1.575)      (0.760)         (1.355)     (2.875)     (2.425)     (1.660)
-------     --------     --------     --------     --------         -------     -------     -------     -------
$21.590     $ 22.950     $ 22.880     $ 21.200     $ 19.900         $21.570     $22.930     $22.870     $21.180
=======     ========     ========     ========     ========         =======     =======     =======     =======
 (0.31%)      13.90%       21.09%       15.15%       15.36%          (0.31%)     13.85%      21.07%      12.13%


$67,090     $ 33,884     $ 16,659     $  6,872     $  3,383         $21,192     $17,730     $ 8,090     $ 1,990
  1.89%        1.77%        1.78%        1.80%        1.79%           1.89%       1.77%       1.78%       1.80%

  1.08%        1.46%        2.00%        2.58%        2.73%           1.08%       1.46%       2.00%       2.58%
    87%          86%          81%          92%          94%             87%         86%         81%         92%
-----------------------------------------------------------         ----------------------------------------------


How to read the       |                        Ratio of expenses to       Ratio of net investment loss
Financial highlights  | Net assets             average net assets         to average net assets           Portfolio turnover
(continued)           |-------------------------------------------------------------------------------------------------------
                        Net assets represent   The expense ratio is       We determine this               This figure tells
                        the total value of     the percentage of          ratio by dividing               you the amount of
                        all the assets in a    net assets that a          net investment                  trading activity in
                        fund's portfolio,      fund pays annually         income by average               a fund's portfolio.
                        less any               for operating              net assets.                     For example, a fund
                        liabilities, that      expenses and                                               with a 50% turnover
                        are attributable to    management fees.                                           has bought and sold
                        that class of the      These expenses                                             half of the value of
                        fund.                  include accounting                                         its total investment
                                               and administration                                         portfolio during the
                                               expenses, services                                         stated period.
                                               for shareholders,
                                               and similar
                                               expenses.

                                                                                                         Class A
-----------------------------------------------------------------------------------------------------------------
                                                                                                            Year
                                                                                                           Ended
                                                                                                           10/31
Delaware Devon Fund                                        1999        1998        1997         1996        1995
 .................................................................................................................
Net asset value, beginning of period                    $ 20.090     $ 17.860     $14.610     $12.550     $10.830

Income (loss) from investment operations:
Net investment income (loss)                               0.047(2)     0.121       0.182       0.216       0.207(2)
Net realized and unrealized gain (loss)
   on investments                                         (0.114)       3.249       4.243       2.689       2.053
                                                        --------     --------     -------     -------     -------
Total from investment operations                          (0.067)       3.370       4.425       2.905       2.260
                                                        --------     --------     -------     -------     -------
Less dividends and distributions:
Dividends from net investment income                      (0.032)      (0.110)     (0.210)     (0.205)     (0.220)
Distributions from realized gain on investments           (0.190)      (1.030)     (0.965)     (0.640)     (0.320)
Return of capital                                         (0.051)          --          --          --          --
                                                        --------     --------     -------     -------     -------
Total dividends and distributions                         (0.273)      (1.140)     (1.175)     (0.845)     (0.540)
                                                        --------     --------     -------     -------     -------
Net asset value, end of period                          $ 19.750     $ 20.090     $17.860     $14.610     $12.550
                                                        ========     ========     =======     =======     =======
Total return(3)                                           (0.42%)      19.60%      32.11%      24.14%      21.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $137,034     $120,506     $49,262     $14,907     $ 8,846
Ratio of expenses to average net assets                    1.37%        1.30%       1.25%       1.25%       1.25%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                         1.45%        1.40%       1.42%       1.84%       2.29%
Ratio of net investment income (loss) to
   average net assets                                      0.22%        0.64%       1.14%       1.67%       1.82%
Ratio of net investment income (loss) to
   average net assets prior to expense limitation
   and expenses paid indirectly                            0.14%        0.54%       0.97%       1.08%       0.78%
Portfolio turnover                                           82%          39%         64%         80%         99%
-----------------------------------------------------------------------------------------------------------------


(1) Date of initial sale of Delaware Devon Fund Class C; ratios have been annualized but total return has not been annualized.
(2) Per share information based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limits.

                                                  Class B                                               Class C
-----------------------------------------------------------         ----------------------------------------------
                                               Year ended                                   Year ended   11/29/95(1)
                                                   10/31                                       10/31      through
   1999        1998        1997        1996        1995                 1999        1998        1997     10/31/96
 ...........................................................         ..............................................
$ 19.980     $17.800     $14.540     $12.500     $10.820               $19.960     $17.790     $14.530     $13.020

  (0.099)(2)  (0.003)      0.081       0.136       0.127(2)             (0.099)(2)   0.002       0.071       0.188(2)

  (0.111)      3.223       4.219       2.664       2.053                (0.111)      3.208       4.229       2.157
--------     -------     -------     -------     -------               -------     -------     -------     -------
  (0.210)      3.220       4.300       2.800       2.180                (0.210)      3.210       4.300       2.345
--------     -------     -------     -------     -------               -------     -------     -------     -------


   0.000      (0.010)     (0.075)     (0.120)     (0.180)                0.000      (0.010)     (0.075)     (0.195)
  (0.190)     (1.030)     (0.965)     (0.640)     (0.320)               (0.190)     (1.030)     (0.965)     (0.640)
      --          --          --          --          --                    --          --          --          --
--------     -------     -------     -------     -------               -------     -------     -------     -------
  (0.190)     (1.040)     (1.040)     (0.760)     (0.500)               (0.190)     (1.040)     (1.040)     (0.835)
--------     -------     -------     -------     -------               -------     -------     -------     -------
$ 19.580     $19.980     $17.800     $14.540     $12.500               $19.560     $19.960     $17.790     $14.530
========     =======     =======     =======     =======               =======     =======     =======     =======
  (1.12%)     18.76%      31.21%      23.38%      21.09%                (1.12%)     18.71%      31.24%      18.94%


$131,901     $82,927     $28,757     $ 3,399     $   863               $31,476     $20,141     $ 5,876     $ 1,056
   2.07%       2.00%       1.95%       1.95%       1.95%                 2.07%       2.00%       1.95%       1.95%


   2.15%       2.10%       2.12%       2.54%       2.99%                 2.15%       2.10%       2.12%       2.54%

  (0.48%)     (0.06%)      0.44%       0.97%       1.12%                (0.48%)     (0.06%)      0.44%       0.97%


  (0.56%)     (0.16%)      0.27%       0.38%       0.08%                (0.56%)     (0.16%)      0.27%       0.38%
     82%         39%         64%         80%         99%                   82%         39%         64%         80%
-----------------------------------------------------------         ----------------------------------------------

Delaware
Balanced Fund

Delaware
Devon Fund


Additional information about the Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-249

Fund Symbols

Delaware Balanced Fund
                      CUSIP         NASDAQ
                      -----         ------
Class A             246093108       DELFX
Class B             246093504       DELBX
Class C             246093702       DEDCX

Delaware Devon Fund
                      CUSIP         NASDAQ
                      -----         ------
Class A             246093306       DDGAX
Class B             246093603       DEVOX
Class C             246093801       DECVX

     DELAWARE(SM)
     INVESTMENTS
     -----------
Philadelphia * London

P-002 [--] PP 12/99

DELAWARE(SM)
INVESTMENTS
-------------------
Philadelphia o London

Delaware
Balanced Fund

Delaware
Devon Fund

Institutional Class

Prospectus December 28, 1999

[Picture of man fishing]

Total Return Funds



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware Balanced Fund                                          2
Delaware Devon Fund                                             4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                             9
 .................................................................
Who manages the Funds                                     page 11
Investment manager                                             11
Portfolio managers                                             11
Fund administration (Who's who)                                12
 .................................................................
About your account                                        page 13
Investing in the Funds                                         13
How to buy shares                                              14
How to redeem shares                                           15
Account minimum                                                16
Exchanges                                                      16
Dividends, distributions and taxes                             16
Certain management considerations                              17
 .................................................................
Financial highlights                                      page 18

Profile: Delaware Balanced Fund

What is the Fund's goal?
   Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund
     o  Investors with long-term
        financial goals.
     o  Investors looking for stocks and bonds combined in a single investment.
     o  Investors seeking modest quarterly income.
     o  Investors seeking a measure of capital preservation.

Who should not invest in the Fund
     o  Investors with short-term financial goals.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Balanced Fund performed?
--------------------------------------------------------------------------------
                                Year-by-year Total return (Institutional Class)
                                                                       30%
1989      25.55%                             1994      -1.19%          25
1990      -0.48%                             1995      26.15%          15
1991      20.84%                             1996      14.14%          10
1992      12.73%                             1997      24.77%           5
1993       9.50%                             1998      17.58%           0
                                                                       -5

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year and ten-year periods. Delaware Balanced Fund's Institutional Class commenced operations on November 9, 1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of Delaware Balanced Fund A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance does not necessarily indicate how it will perform in the future.

The Fund's Institutional Class shares had a calendar year-to-date return of -9.15% as of September 30, 1999. During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 15.10% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.11% in the quarter ended September 30, 1990.

--------------------------------------------------------------------------------
                                          Average annual returns as of 12/31/98

                                      S&P 500 Composite        Lehman Brothers
                 Institutional Class        Stock Index   Aggregate Bond Index
1 year                        17.58%             28.74%                 8.69%
5 years                       15.86%             24.08%                 7.27%
10 years                      14.55%             19.20%                 9.26%

The Fund's returns above are compared to the performance of the S&P 500
Composite Stock Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities. Neither index is a perfect comparison to Delaware
Balanced Fund since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.


What are the Fund's fees and expenses?
----------------------------------------------------------------------------------------------------------
You do not pay sales charges directly    Maximum sales charge (load) imposed on
from your investments when you buy or       purchases as a percentage of offering price               none
sell shares of the Institutional Class.  Maximum contingent deferred sales charge (load)
                                            as a percentage of original purchase price or
                                            redemption price, whichever is lower                      none
                                         Maximum sales charge (load) imposed on
                                            reinvested dividends                                      none
                                         Redemption fees                                              none
                                         Exchange fees(1)                                             none
----------------------------------------------------------------------------------------------------------
Annual fund operating expenses are       Management fees                                             0.63%
deducted from the Fund's assets.         Distribution and service (12b-1) fees                        none
                                         Other expenses                                              0.32%
                                         Total operating expenses                                    0.95%
----------------------------------------------------------------------------------------------------------
This example is intended to help you     1 year                                                        $97
compare the cost of investing in the     3 years                                                      $303
Fund to the cost of investing in other   5 years                                                      $525
mutual funds with similar investment     10 years                                                   $1,166
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000 with
an annual 5% return over the time
shown.(2) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Devon Fund


What is the Fund's goal?
   Delaware Devon Fund seeks current income and capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund
     o  Investors with long-term financial goals.
     o  Investors seeking long-term capital appreciation.
     o  Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
     o  Investors seeking an investment primarily in fixed-income securities.
     o  Investors with short-term financial goals.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

What are the Fund's main investment strategies? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Devon Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past five calendar years, as well as the average annual returns for one-and five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. There is no longer a voluntary expense cap in place for the Fund.

                                Year-by-year Total return (Institutional Class)

1994      5.93%
1995     35.96%
1996     23.20%
1997     35.33%
1998     22.52%

The Fund's Institutional Class shares had a calendar year-to-date return of -12.52% as of September 30, 1999. During the five years illustrated in this bar chart, the Institutional Class' highest quarterly return was 20.73% for the quarter ended December 31, 1998 and its lowest quarterly return was -8.90% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                          Average annual returns as of 12/31/98

                                                              S&P 500 Composite
                                      Institutional Class           Stock Index

1 year                                      22.52%                   28.74%
5 years                                     24.09%                   24.08%
Since inception (12/29/93)                  24.14%                   24.08%

The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.


What are the Fund's fees and expenses?
-------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly            Maximum sales charge (load) imposed on
from your investments when you buy or sell          purchases as a percentage of offering price               none
shares of the Institutional Class.               Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower                      none
                                                 Maximum sales charge (load) imposed on
                                                    reinvested dividends                                      none
                                                 Redemption fees                                              none
                                                 Exchange fees(1)                                             none
-------------------------------------------------------------------------------------------------------------------
                                                 Management fees                                             0.65%
Annual fund operating expenses are deducted      Distribution and service (12b-1) fees                        none
from the Fund's assets.                          Other expenses                                              0.52%
                                                 Total operating expenses                                    1.17%
-------------------------------------------------------------------------------------------------------------------
This example is intended to help you             1 year                                                       $119
compare the cost of investing in the             3 years                                                      $372
Fund to the cost of investing in other           5 years                                                      $644
mutual funds with similar investment             10 years                                                   $1,420
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000 with
an annual 5% return over the time
shown.(2) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Funds
--------------------------------------------------------------------------------

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Funds.

We take a disciplined approach to investing, combining investment strategies and risk management techniques.

Delaware Balanced Fund
Delaware Balanced Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Delaware Devon Fund
Delaware Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. This Fund has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting somewhat greater fluctuation of principal than with Delaware Balanced Fund.

For Delaware Devon Fund, we invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Fund's assets will be in dividend-paying stocks.

In selecting stocks for both Delaware Devon Fund and Delaware Balanced Fund, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

--------------------------------------------------------------------------------
Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.
--------------------------------------------------------------------------------

How to use
this glossary

The glossary includes            Glossary A-C |Amortized cost                                            Average maturity
definitions of investment                     | -----------------------------------------------------------------------------------
terms used throughout the                      Amortized cost is a method used to value a fixed-income   An average of when the
prospectus. If you would like                  security that starts with the face value of the security  individual bonds and other
to know the meaning of an                      and then adds or subtracts from that value                debt securities held in a
investment term that is                        depending on whether the purchase price was greater       portfolio will mature.
not explained in the text please               or less than the value of the security at maturity.
check the glossary.                            The amount greater or less than the par value is
                                               divided equally over the time remaining until maturity.

The securities we     Stocks offer investors the potential for capital
typically invest in   appreciation, and may pay dividends as well. Fixed-income
                      securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                           Delaware Balanced Fund                        Delaware Devon Fund
Common stocks: Securities                 Generally, we invest up to                    Generally, 90% to 100% of the
that represent shares of                  75% of net assets in                          Fund's assets will be
ownership in a corporation.               dividend-paying stocks.                       invested in common stocks.
Stockholders participate in                                                             Under normal market
the corporation's profits and                                                           conditions we will invest at
losses, proportionate to the                                                            least 65% of total assets in
number of shares they own.                                                              dividend-paying stocks.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities:                   Each Fund may invest in convertible securities; however, we will not invest
Usually preferred stocks or               more than 5% of net assets in convertible securities that are rated below
corporate bonds that can be               investment grade by an NRSRO or in securities that are unrated but deemed
exchanged for a set number of             equivalent to non-investment grade.
shares of common stock at a
predetermined price. These
securities offer higher
appreciation potential than
nonconvertible bonds and
greater income potential than
nonconvertible preferred
stocks.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities:               There is no limit on                          There is no limit on
Fixed-income securities that              government-related                            government-related
represent pools of mortgages,             mortgage-backed securities or                 mortgage-backed securities;
with investors receiving                  on fully collateralized                       however, the Fund typically
principal and interest                    privately issued                              holds none or only a small
payments as the underlying                mortgage-backed securities.                   percentage of its net assets
mortgage loans are paid back.                                                           in fixed-income securities.
Many are issued and                       We may invest up to 20% of
guaranteed against default by             net assets in mortgage-backed                 We may purchase privately
the U.S. government or its                securities issued by private                  issued obligations only if
agencies or                               companies whether or not the                  they are 100% collateralized
instrumentalities, such as                securities are 100%                           and rated in one of the four
the Federal Home Loan                     collateralized. However,                      highest categories by an
Mortgage Corporation, Fannie              these securities must be                      NRSRO. The privately issued
Mae and the Government                    rated at the time of purchase                 securities we would invest in
National Mortgage                         in one of the four highest                    would be either CMOs or
Association. Others are                   categories by an NRSRO. The                   REMICs (see below).
issued by private financial               privately issued securities
institutions, with some fully             we invest in are either CMOs
collateralized by                         or REMICs (see below).
certificates issued or
guaranteed by the governmen
or its agencies or
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage                   See mortgage-backed securities above.
obligations (CMOs): Privately
issued mortgage-backed bonds
whose underlying value is the
mortgages that are grouped
into different pools
according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage                      See mortgage-backed securities above.
investment conduits (REMICs):
Privately issued
mortgage-backed bonds whose
underlying value is a fixed
pool of mortgages secured by
an interest in real property.
Like CMOs, REMICs offer
different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities:                  We invest only in                             Delaware Devon Fund doesn't
Bonds or notes backed by                  asset-backed securities rated                 typically invest in
accounts receivables                      in one of the four highest                    asset-backed securities. When
including home equity,                    categories by an NRSRO.                       we do, we are allowed to
automobile or credit loans.                                                             invest only in asset-backed
                                                                                        securities rated in one of
                                                                                        the four highest categories
                                                                                        by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------



Bond                             Bond ratings                      Capital
--------------------------------------------------------------------------------
A debt security, like an IOU,    Independent evaluations of        The amount of
issued by a company,             creditworthiness, ranging         money you
municipality or government       from Aaa/AAA (highest             invest.
agency. In return for lending    quality) to D (lowest
money to the issuer, a bond      quality). Bonds rated Baa/BBB
buyer generally receives         or better are considered
fixed periodic interest          investment grade. See also
payments and repayment of the    Nationally recognized
loan amount on a specified       statistical rating
maturity date. A bond's price    organization.
changes prior to maturity and
typically is inversely
related to current interest
rates. Generally, when
interest rates rise, bond
prices fall, and when
interest rates fall, bond
prices rise.


------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                           Delaware Balanced Fund                         Delaware Devon Fund

Corporate bonds: Debt                      We focus on bonds rated in one                 Although Delaware Devon Fund
obligations issued by a                    of the four highest categories                 is allowed to invest in
corporation.                               by an NRSRO (or if unrated,                    corporate bonds, we do not
                                           deemed equivalent), with                       typically invest in them.
                                           maturities between five and 30
                                           years.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An                  Typically, we use repurchase agreements as a short-term investment for a
agreement between a buyer and              Fund's cash position. In order to enter into these repurchase agreements, the
seller of securities in which              Fund must have collateral of at least 102% of the repurchase price. Neither Fund
the seller agrees to buy the               may have more than 10% of its total assets in repurchase agreements with
securities back within a                   maturities of over seven days. Each Fund will only enter into repurchase
specified time at the same                 agreements in which the collateral is comprised of U.S. government securities.
price the buyer paid for them,
plus an amount equal to an
agreed upon interest rate.
Repurchase agreements are
often viewed as equivalent to
cash.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts               We may invest without limitation in ADRs.
(ADRs): Certificates issued by
a U.S. bank which represent
the bank's holdings of a
stated number of shares of a
foreign corporation. An ADR
entitles the holder to all
dividends and capital gains
earned by the underlying
foreign shares, and an ADR is
bought and sold the same as
U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities:                     We may invest without limitation in Rule 144A Securities, which are privately
Privately placed securities                placed securities that are eligible for resale only among certain institutional
whose resale is restricted                 buyers without registration.
under securities law.
                                                                                          Delaware Devon Fund must limit
                                                                                          its investments in other
                                                                                          restricted securities to no
                                                                                          more than 5% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index               We may use interest rate swaps                 Delaware Devon Fund does not
swap agreements: In an                     to adjust Delaware Balanced                    use interest rate swap or
interest rate swap, a fund                 Fund's sensitivity to interest                 index swap agreements.
receives payments from another             rates, or to hedge against
party based on a floating                  changes in interest rates.
interest rate in return for
making payments based on a                 Index swaps may be used to
fixed interest rate. An                    gain exposure to markets that
interest rate swap can also                the Fund invests in or as a
work in reverse, with a fund               substitute for futures,
receiving payments based on a              options or forward contracts
fixed interest rate and making             if such contracts are not
payments based on a floating               directly available to the Fund
interest rate. In an index                 on favorable terms.
swap, a fund receives gains or
incurs losses based on the                 Interest rate swaps and index
total return of an index, in               swaps will be considered
exchange for making fixed or               illiquid securities (see
floating interest rate                     below).
payments to another party.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities:                       We may invest up to 10% of total assets in illiquid securities.
Securities that do not have a
ready market, and cannot be
easily sold within seven days
at approximately the price
that the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

    C-D | Capital appreciation         Capital gains distributions      Compounding                  Consumer Price Index (CPI)
        | --------------------------------------------------------------------------------------------------------------------------
          An increase in the value of  Payments to mutual fund          Earnings on an investment's  Measurement of U.S. inflation;
          an investment.               shareholders of profits          previous earnings.           represents the price of a
                                       (realized gains) from the sale                                basket of commonly purchased
                                       of a fund's portfolio                                         goods.
                                       securities. Usually paid once
                                       a year; may be either
                                       short-term gains or long-term
                                       gains.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
          in the Funds   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in the Funds typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional
                         Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
             Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                       Delaware Balanced Fund                         Delaware Devon Fund

Market risk is the risk that          We maintain a long-term investment approach and focus on stocks we believe
all or a majority of the              can appreciate over an extended time frame regardless of interim market
securities in a certain               fluctuations. We do not try to predict overall stock market movements and do not
market--like the stock or bond        trade for short-term purposes.
market--will decline in value
because of factors such as            We may hold a substantial part of each Fund's assets in cash or cash
economic conditions, future           equivalents as a temporary defensive strategy.
expectations or investor
confidence.
Index swaps are subject to the        We diversify the Fund's assets                  Delaware Devon Fund is not
same market risks as the              among two major categories of                   subject to risks related to
investment market or sector           investments--stocks and                         index swaps.
that the index represents.            bonds--which tend to increase
Depending on the actual               and decline in value in
movements of the index and how        different economic or
well the portfolio manager            investment conditions.
forecasts those movements, a
fund could experience a higher        In evaluating the use of an
or lower return than                  index swap, we carefully
anticipated.                          consider how market changes
                                      could affect the swap and how
                                      that compares to us investing
                                      directly in the market the
                                      swap is intended to represent.
------------------------------------------------------------------------------------------------------------------------------------





Corporate bond           Cost basis             Depreciation           Diversification          Dividend distribution
------------------------------------------------------------------------------------------------------------------------------------
A debt security          The original           A decline in an        The process of           Payments to mutual
issued by a              purchase price of an   investment's value.    spreading                fund shareholders of
corporation. See         investment, used in                           investments among a      dividends passed
Bond.                    determining capital                           number of different      along from the
                         gains and losses.                             securities, asset        fund's portfolio of
                                                                       classes or               securities.
                                                                       investment styles to
                                                                       reduce the risks of
                                                                       investing.

------------------------------------------------------------------------------------------------------------------------------------
             Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                       Delaware Balanced Fund                         Delaware Devon Fund

Industry and security risk is         We limit the amount of each Fund's assets invested in any one industry and in
the risk that the value of            any individual security. We also follow a rigorous selection process before
securities in a particular            choosing securities for the portfolio.
industry or the value of an
individual stock or bond will
decline because of changing
expectations for the
performance of that industry
or for the individual company
issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk        We do not try to increase                       Delaware Devon Fund does not
that securities, particularly         return by predicting and                        generally hold a significant
bonds with longer maturities,         aggressively capitalizing on                    portion of assets in
will decrease in value if             interest rate moves. Instead,                   fixed-income securities, so
interest rates rise.                  we aim to keep the interest                     interest rate risk is not a
                                      rate risk similar to the                        major risk with this Fund.
Swaps may be particularly             Lehman Brothers Aggregate Bond
sensitive to interest rate            Index.
changes. Depending on the
actual movements of interest          We will not invest in swaps
rates and how well the                with maturities of more than
portfolio manager anticipates         two years. Each business day
them, a fund could experience         we will calculate the amount
a higher or lower return than         the Fund must pay for swaps it
anticipated.                          holds and will segregate cash
                                      or other liquid securities to
                                      cover that amount.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that         We typically invest only a small portion of each Fund's portfolio in foreign
foreign securities may be             securities. When we do purchase foreign securities, they are often denominated
adversely affected by                 in U.S. dollars. We also tend to avoid markets where we believe accounting
political instability, changes        principles or the regulatory structure are underdeveloped.
in currency exchange rates,
foreign economic conditions or
inadequate regulatory and
accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the                 We limit exposure to illiquid securities.
possibility that securities
cannot be readily sold within         Swap agreements will be
seven days at approximately           treated as illiquid
the price that a fund values          securities, but most swap
them.                                 dealers will be willing to
                                      repurchase interest rate
                                      swaps.
------------------------------------------------------------------------------------------------------------------------------------


        D-L | Duration              Expense ratio           Financial adviser
            |------------------------------------------------------------------
              A measurement of a    A mutual fund's         Financial
              fixed-income          total operating         professional (e.g.,
              investment's price    expenses, expressed     broker, banker,
              volatility. The       as a percentage of      accountant, planner
              larger the number,    its total net           or insurance agent)
              the greater the       assets. Operating       who analyzes
              likely price change   expenses are the        clients' finances
              for a given change    costs of running a      and prepares
              in interest rates.    mutual fund,            personalized
                                    including management    programs to meet
                                    fees, offices,          objectives.
                                    staff, equipment and
                                    expenses related to
                                    maintaining the
                                    fund's portfolio of
                                    securities and
                                    distributing its
                                    shares. They are
                                    paid from the fund's
                                    assets before any
                                    earnings are
                                    distributed to
                                    shareholders.

Who manages the Funds

Investment   The Funds are managed by Delaware Management Company, a series of
manager      Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware
             Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                     Investment management fees

                                                  Delaware          Delaware
                                                Balanced Fund      Devon Fund
-------------------------------------------------------------------------------
As a percentage of average daily net assets         0.57%            0.61%*
-------------------------------------------------------------------------------

*Reflects a waiver of fees by the manager.

Portfolio Francis X. Morris and Gary A. Reed have primary responsibility for managers making day-to-day investment decisions for Delaware Balanced Fund.
             Mr. Morris has responsibility for making the day-to-day investment decisions for Delaware Devon Fund. When making decisions for the Funds, Mr. Morris regularly consults with Christopher Driver and
             Michael S. Morris.

             Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Funds since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is a past president of the Philadelphia Society of Financial Analysts.

             Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He has been Delaware Balanced Fund's Senior Portfolio Manager for fixed income since April 1995. Before joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department of the Irving Trust Company in New York.

             Christopher Driver, Assistant Vice President/Equity Analyst, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the equity value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

             Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr Morris is a CFA Charterholder.

                                                                                        Investment             Lehman Brothers
Fixed-income securities            Government securities       Inflation                goal                   Aggregate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
With fixed-income securities,      Securities issued by the    The increase in the      The objective,         An index that
the money you originally invest    U.S. government or its      cost of goods and        such as long-term      measures the
is paid back at a pre-specified    agencies. They include      services over time.      capital growth or      performance of about
maturity date. These securities,   Treasuries as well as       U.S. inflation is        high current income,   6,500 U.S. corporate
which include government,          agency-backed securities    frequently measured      that a mutual fund     and government bonds.
corporate or municipal bonds,      such as Fannie Maes.        by changes in the        pursues.
as well as money market                                        Consumer Price Index
securities, typically pay a                                    (CPI).
fixed rate of return (often
referred to as interest).
See Bond.

                                                                             11
                                                                             --

        Who's who?  This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                               Board of Trustees

Investment manager                                                    Custodian
Delaware Management Company                        The Funds          The Chase Manhattan Bank
One Commerce Square                                                   4 Chase Metrotech Center
Philadelphia, PA 19103                                                Brooklyn, NY 11245

Portfolio managers          Distributor                    Service agent
(see page 11 for details)   Delaware Distributors, L.P.    Delaware Service Company, Inc.
                            1818 Market Street             1818 Market Street
                            Philadelphia, PA 19103         Philadelphia, PA 19103

                                                 Shareholders

Board of Trustees A mutual fund is governed by a Board of             Custodian Mutual funds are legally required to protect their
Trustees which has oversight responsibility for the                   portfolio securities and most funds place them with a
management of the fund's business affairs. Trustees                   qualified bank custodian who segregates fund securities from
establish procedures and oversee and review the performance           other bank assets.
of the investment manager, the distributor and others that
perform services for the fund. At least 40% of the Board of           Distributor Most mutual funds continuously offer new shares
Trustees must be independent of the fund's investment                 to the public through distributors who are regulated as
manager and distributor. These independent fund trustees, in          broker-dealers and are subject to NASD Regulation, Inc.
particular, are advocates for shareholder interests.                  (NASD) rules governing mutual fund sales practices.

Investment manager An investment manager is a company                 Service agent Mutual fund companies employ service agents
responsible for selecting portfolio investments consistent            (sometimes called transfer agents) to maintain records of
with the objective and policies stated in the mutual fund's           shareholder accounts, calculate and disburse dividends and
prospectus. The investment manager places portfolio orders            capital gains and prepare and mail shareholder statements
with broker/dealers and is responsible for obtaining the              and tax information, among other functions. Many service
best overall execution of those orders. A written contract            agents also provide customer service to shareholders.
between a mutual fund and its investment manager specifies
the services the manager performs. Most management contracts          Shareholders Like shareholders of other companies, mutual
provide for the manager to receive an annual fee based on a           fund shareholders have specific voting rights, including the
percentage of the fund's average daily net assets. The                right to elect trustees. Material changes in the terms of a
manager is subject to numerous legal restrictions,                    fund's management contract must be approved by a shareholder
especially regarding transactions between itself and the              vote, and funds seeking to change fundamental investment
funds it advises.                                                     objectives or policies must also seek shareholder approval.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

M-N

Management fee                              Market capitalization                                          Maturity
------------------------------------------------------------------------------------------------------------------------------------
The amount paid by a mutual fund to         The value of a corporation determined by multiplying the       The length of time until
the investment adviser for management       current market price of a share of common stock by the         a bond issuer must repay
services, expressed as an annual            one million shares outstanding and the market price per        the underlying loan
percentage of the fund's average            share number of shares held by shareholders. A corporation     principal to bondholders.
daily net assets.                           with of $10 has a market capitalization of $10 million.

12
--

About your account

Investing in     Institutional Class shares are available for purchase only by
   the Funds     the following:

                 o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

                 o tax-exempt employee benefit plans of the manager or its
                   affiliates and securities dealer firms with a selling agreement with the distributor;

                 o institutional advisory accounts of the manager, or its
                   affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

                 o a bank, trust company and similar financial institution
                   investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

                 o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.







NASD Regulation, Inc.                Nationally recognized statistical rating organization
(NASD)                               (NRSRO)                                                             Net asset value (NAV)
-----------------------------------------------------------------------------------------------------------------------------------
A self-regulating                    A company that assesses the credit quality of bonds,                The daily dollar value of
organization, consisting             commercial paper, preferred and common stocks and municipal         one mutual fund share.
of brokerage firms                   short-term issues, rating the probability that the issuer           Equal to a fund's net
(including distributors              of the debt will meet the scheduled interest payments and repay     assets divided by the
of mutual funds), that is            the principal. Ratings are published by such companies as Moody's   number of shares
responsible for overseeing           Investors Service, Inc. (Moody's), Standard & Poor's Ratings        outstanding.
the actions of its members.          Group (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc.
                                     (Fitch).

                                                                             13
                                                                             --

How to buy shares
[GRAPHIC OF ENVELOPE]
                           By mail

                           Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OF JAGGED WIRE]
                           By wire

                           Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OF EXCHANGE SYMBOL]
                           By exchange

                           You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OF A PERSON]
                           Through your financial adviser

                           Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

                  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



P-S

Preferred stock                             Price-to-earnings ratio                           Principal
-----------------------------------------------------------------------------------------------------------------------------------
Preferred stock has preference over         A measure of a stock's value calculated by        Amount of money you invest (also
common stock in the payment of              dividing the current market price of a share      called capital). Also refers to a
dividends and liquidation of assets.        of stock by its annual earnings per share. A      bond's original face value, due to be
Preferred stocks also often pay             stock selling for $100 per share with annual      repaid at maturity.
dividends at a fixed rate and are           earnings per share of $5 has a P/E of 20.
sometimes convertible into common
stock.

14
--

How to buy shares  We determine the funds net asset value (NAV) per share at the
(continued)        close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees.
                   Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

How to redeem
       shares
[GRAPHIC OF ENVELOPE]
                           By mail

                           You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OF A TELEPHONE]
                           By telephone

                           You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OF JAGGED LINE]
                           By wire

                           You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OF A PERSON]
                           Through your financial adviser

                           Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.




                                                                                 S&P 500 Composite Stock
Prospectus                        Redeem              Risk                       Index                           Sales charge
------------------------------------------------------------------------------------------------------------------------------------
The official offering document    To cash in your     Generally defined as       The Standard & Poor's 500       Charge on the
that describes a mutual fund,     shares by selling   variability of value;      Composite Stock Index; an       purchase or
containing information required   them back to the    also credit risk,          unmanaged index of 500 widely   redemption of fund
by the SEC, such as investment    mutual fund.        inflation risk, currency   held common stocks that is      shares sold through
objectives, policies, services                        and interest rate risk.    often used to represent         financial advisers.
and fees.                                             Different investments      performance of the U.S. stock   May vary with the
                                                      involve different types    market.                         amount invested.
                                                      and degrees of risk.                                       Typically used to
                                                                                                                 compensate
                                                                                                                 financial advisers
                                                                                                                 for advice and
                                                                                                                 service provided.

                                                                             15
                                                                             --

How to redeem      If you hold your shares in certificates, you must submit the
       shares      certificates with your request to sell the shares. We
  (continued)      recommend that you send your certificates by certified mail.

                   When you send us a properly completed request to redeem or exchange shares before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum    If you redeem shares and your account balance falls below
                   $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges          You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware
                   Investments family.

   Dividends,      Dividends, if any, from Delaware Balanced Fund are paid
distributions      quarterly. Dividends, if any, from Delaware Devon Fund are
    and taxes      paid annually. For both Funds, any capital gains are
                   distributed annually. We automatically reinvest all dividends and any capital gains.

                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                   We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.








S-V

SEC (Securities and
Exchange Commission)                 Share classes             Signature guarantee                        Standard deviation
------------------------------------------------------------------------------------------------------------------------------------
Federal agency established by        Different                 Certification by a bank, brokerage firm    A measure of an
Congress to administer the laws      classifications of        or other financial institution that a      investment's volatility;
governing the securities industry,   shares; mutual fund       customer's signature is valid; signature   for mutual funds, measures
including mutual fund companies.     share classes offer a     guarantees can be provided by members of   how much a fund's total
                                     variety of sales charge   the STAMP program.                         return has typically
                                     choices.                                                             varied from its historical
                                                                                                          average.

16
--

Certain management considerations

Year 2000          As with other mutual funds, financial and business
                   organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The Year 2000 Problem may also adversely affect the issuers of securities in which the Funds invest. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance
                   (including, but not limited to, any or all of the following:
                   impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by     Delaware Devon Fund accepts investments from the portfolios
 fund of funds     of Delaware Group Foundation Funds, a fund of funds. From
                   time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation
                   Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover.
                   The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware
                   Devon Fund and Foundation Funds as a result of these transactions.



Statement of Additional
Information (SAI)                     Stock                      Total return                    Volatility
------------------------------------------------------------------------------------------------------------------------------------
The document serving as "Part B" of   An investment that         An investment performance       The tendency of an investment to go
a fund's prospectus that provides     represents a share of      measurement, expressed as a     up or down in value by different
more detailed information about the   ownership (equity) in a    percentage, based on the        magnitudes. Investments that
fund's organization, investments,     corporation. Stocks are    combined earnings from          generally go up or down in value in
policies and risks.                   often referred to as       dividends, capital gains and    "high volatility" investments.
                                      equities.                  change in price over a given
                                                                 period.

                                                                             17
                                                                             --

Financial highlights

The Financial highlights tables are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.

                                                                                                    Institutional Class

                                                                                                             Year ended
                                                                                                                  10/31
Delaware Balanced Fund                                           1999        1998         1997        1996         1995
Net asset value, beginning of period                          $23.000     $23.000      $21.300     $19.980      $18.030

Income from investment operations:

Net investment income                                           0.480(1)    0.585        0.659       0.727        0.694(1)

Net realized and unrealized gain (loss)
   on investments                                              (0.265)      2.595        3.681       2.363        2.166
                                                              -------     -------      -------     -------      -------

Total from investment operations                                0.215       3.180        4.340       3.090        2.860
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:

Dividends from net investment income                           (0.545)     (0.580)      (0.720)     (0.690)      (0.660)

Dividends from realized gain on investments                    (1.040)     (2.600)      (1.920)     (1.080)      (0.250)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (1.585)     (3.180)      (2.640)     (1.770)      (0.910)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $21.630     $23.000      $23.000     $21.300      $19.980
                                                              =======     =======      =======     =======      =======
Total return(2)                                                 0.70%      15.03%       22.29%      16.25%       16.50%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $83,042    $300,656     $153,176    $125,751     $108,747

Ratio of expenses to average net assets                         0.89%       0.77%        0.78%       0.80%        0.79%

Ratio of net investment income to
   average net assets                                           2.08%       2.46%        3.00%       3.58%        3.73%

Portfolio turnover                                                87%         86%          81%         92%          94%

(1) Per share information is based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes the reinvestment of distributions at net asset value.

How to read the
Financial highlights

                                Net realized and unrealized            Net asset value
Net investment loss             gain on investments                    (NAV)                                Total return
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss includes    A realized gain occurs when we sell    This is the value of a mutual fund   This represents the rate
dividend and interest income    an investment at a profit, while a     share, calculated by dividing the    that an investor would
earned from a fund's            realized loss occurs when we sell an   net assets by the number of shares   have earned or lost on
investments; it is after        investment at a loss. When an          outstanding.                         an investment in a Fund.
expenses have been deducted.    investment increases or decreases in                                        In calculating this
                                value but we do not sell it, we                                             figure for the financial
                                record an unrealized gain or loss.                                          highlights table, we
                                The amount of realized gain per share                                       include applicable fee
                                that we pay to shareholders is listed                                       waivers and assume the
                                under "Less dividends and                                                   shareholder has
                                distributions-Distributions from                                            reinvested all dividends
                                realized gain on investments."                                              and realized gains.

18
--

                                                                                                  Institutional Class

                                                                                                           Year ended
                                                                                                                10/31
                                                                1999        1998        1997         1996        1995

Delaware Devon Fund

Net asset value, beginning of period                          $20.140     $17.930      $14.670     $12.590      $10.860
Income (loss) from investment operations:
Net investment income                                           0.109(1)    0.134        0.211       0.267        0.241(1)
Net realized and unrealized gain (loss)
   on investments                                              (0.109)      3.281        4.284       2.693        2.049
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.000)      3.415        4.495       2.960        2.290
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.057)     (0.175)      (0.270)     (0.240)      (0.240)
Dividends from realized gain on investments                    (0.190)     (1.030)      (0.965)     (0.640)      (0.320)
Return of capital                                              (0.083)         --           --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.330)     (1.205)      (1.235)     (0.880)      (0.560)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $19.810     $20.140      $17.930     $14.670      $12.590
                                                              =======     =======      =======     =======      =======
Total return(2)                                                (0.09%)     19.89%       32.57%      24.56%       22.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $21,815     $10,482       $5,749      $3,290       $2,870
Ratio of expenses to average net assets                         1.07%       1.00%        0.95%       0.95%        0.95%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              1.15%       1.10%        1.12%       1.54%        1.99%
Ratio of net investment income to
   average net assets                                           0.52%       0.94%        1.44%       1.97%        2.12%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.44%       0.84%        1.27%       1.38%        1.08%
Portfolio turnover                                                82%         39%          64%         80%          99%

(1) Per share information based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes the reinvestment of distributions at net asset value. Total return reflects expense limits.

How to read the
Financial highlights
(continued)

                           Ratio of expenses to      Ratio of net investment loss
Net assets                 average net assets        to average net assets            Portfolio turnover rate
---------------------------------------------------------------------------------------------------------------
Net assets represent       The expense ratio is      We determine this                This figure tells
the total value of         the percentage of         ratio by dividing                you the amount of
all the assets in a        net assets that a         net investment                   trading activity in
fund's portfolio,          fund pays annually        income by average                a fund's portfolio.
less any                   for operating             net assets.                      For example, a fund
liabilities, that          expenses and                                               with a 50% turnover
are attributable to        management fees.                                           has bought and sold
that class of the          These expenses                                             half of the value of
fund.                      include accounting                                         its total investment
                           and administration                                         portfolio during the
                           expenses, services                                         stated period.
                           for shareholders,
                           and similar
                           expenses.


                                                                          19
                                                                          ------

DELAWARE (sm)
INVESTMENTS
---------------------
Philadelphia o London

This page intentionally left blank

Delaware
Balanced Fund


Delaware
Devon Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.


You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-249

Fund Symbols
Delaware Balanced Fund

                                      CUSIP         NASDAQ
Institutional Class                 246093207       DEICX

Delaware Devon Fund

                                      CUSIP         NASDAQ
Institutional Class                 246093405       DEIVX


DELAWARE (sm)
INVESTMENTS
---------------------
Philadelphia o London


P-042 [--] PP 12/99

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800-510-4015.









INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103










NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103



LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

-----------------------------------------------



  DELAWARE GROUP EQUITY FUNDS I



  DELAWARE BALANCED FUND
  A CLASS
  B CLASS
  C CLASS
  INSTITUTIONAL CLASS


  DELAWARE DEVON FUND
  A CLASS
  B CLASS
  C CLASS
  INSTITUTIONAL CLASS


-----------------------------------------------








  PART B

  STATEMENT OF
  ADDITIONAL INFORMATION



  December 28, 1999














DELAWARE
INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 28, 1999


                          DELAWARE GROUP EQUITY FUNDS I
                             DELAWARE BALANCED FUND
                               DELAWARE DEVON FUND

                               1818 Market Street
                             Philadelphia, PA 19103

      For more information about Delaware Balanced Fund Institutional Class and Delaware Devon Fund Institutional Class:
                                  800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Equity Funds I ("Equity Funds I") is a professionally-managed mutual fund of the series type which currently offers two series of shares: Delaware Balanced Fund series ("Delaware Balanced Fund") and Delaware Devon Fund series ("Delaware Devon Fund") (individually, a "Fund", and collectively, the "Funds"). Each Fund also offers Class A, B, C and Institutional Class Shares. All references to "shares" in this Part B refer to all Classes of shares of Equity Funds I, except where noted.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated December 28, 1999 and the current Prospectus for the Institutional Classes dated December 28, 1999, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.


TABLE OF CONTENTS


Cover Page                                                   1
Investment Policies                                          2
Performance Information                                     18
Trading Practices and Brokerage
Purchasing Shares
Investment Plans
Determining Offering Price and Net Asset Value
Redemption and Exchange

Dividends and Realized Securities Profits Distributions
Taxes
Investment Management Agreement
Officers and Trustees
General Information
Financial Statements
Appendix A--Investment Objectives of the Funds in The
 Delaware Investments Family

INVESTMENT POLICIES


Fundamental Restrictions - Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of a Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

The following are additional non-fundamental investment restrictions:

          1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

          2. Not to acquire control of any company. (Equity Funds I's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

          3. Not to purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds I or an officer, trustee or partner of its investment manager if, to the knowledge of Equity Funds I, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

          4. No long or short positions on shares of Equity Funds I may be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of Equity Funds I for investment purposes, however.

          5. Not to purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Equity Funds I's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of Equity Funds I's assets.

          6. Not to act as an underwriter of securities of other issuers, except that Equity Funds I may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Equity Funds I may be deemed an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

          7. Not to invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

          8. Not to make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Equity Funds I's purchase of securities issued by real estate investment trusts.)

          9. Not to sell short any security or property.

         10. Not to deal in commodities, except that Delaware Devon Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and foreign currencies, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

         11. Not to borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Equity Funds I's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, Equity Funds I shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Equity Funds I shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

         12. Not to make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Equity Funds I and Equity Funds I may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         13. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Investment Policies
         All investment policies of the Funds are nonfundamental and may be changed without shareholder approval, except those identified above as fundamental restrictions.

         Each Fund has made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of such Fund's net assets. Included within that amount, but not to exceed 2% of each Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         Neither Fund currently invests its assets in real estate limited partnerships or oil, gas and other mineral leases. Each Fund currently intends to limit its investments in real estate investment trusts to not more than 10% of each such Fund's net assets.

         While each Fund is permitted under certain circumstances to borrow money, neither Fund normally does so. Investment securities will not normally be purchased by a Fund while it has an outstanding borrowing. Neither Fund may concentrate investments in any industry, which means that a Fund generally may not invest more than 25% of its assets in any one industry.

Mortgage-Backed Securities
         In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, each Fund may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Delaware Devon Fund will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Delaware Balanced Fund may invest its assets in CMOs and REMICs issued by private entities whether or not the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (securities that are not so collateralized are called "non-agency mortgage-backed securities"). Each Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

Asset-Backed Securities
         Each Fund may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Delaware Management Company (the "Manager") that the staff of the Securities and Exchange Commission (the "SEC") permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds I know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Restricted and Illiquid Securities
         Most of the privately placed securities acquired by a Fund will be eligible for resale by the Fund without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of each Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities. If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
         In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of a Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 100% of the repurchase price, including the portion representing such Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and each seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Investments funds jointly to invest cash balances. Each Fund of Equity Funds I may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Convertible Securities
         Each Fund may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide a Fund with opportunities which are consistent with a Fund's investment objectives and policies.

         Each Fund may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

Foreign Securities
         Each Fund may invest in securities of foreign companies. However, neither Fund will invest more than 5% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 (the "1934 Act") or American Depositary Receipts, on which there are no such limits).

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Fund. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Fund by United States corporations.

         Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of either Fund held in foreign countries.

         Each Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

         Each Fund may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's foreign securities or will prevent loss if the prices of such securities should decline.

Futures Contracts and Options on Futures Contracts
         Delaware Devon Fund may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities. The Fund currently intends to limit such investments to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets. A futures contract may be purchased and sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.

         When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations. At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by the Fund must be paid to the contract market clearing house while any profit due to the Fund must be delivered to it.

         Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.

         The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options
         Delaware Devon Fund may write call options and purchase put options on a covered basis only and will not engage in option writing strategies for speculative purposes.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.
         Delaware Devon Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--Delaware Devon Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Delaware Devon Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Stock Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities. Delaware Devon Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

When-Issued and Delayed Delivery Securities
         Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Fund will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of such Fund's total assets less liabilities other than the obligations created by these commitments.

Interest Rate and Index Swaps

         Delaware Balanced Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Fund may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. The Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Fund thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations. For example, if the Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Concentration
         In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statements of total return or yield performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year or life- of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time. Each Fund may also advertise yield information for its Classes for various periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                                                      n
                                              P(1 + T) = ERV

        Where:           P    =    a hypothetical initial purchase order of
                                   $1,000 from which, in the case of only Class
                                   A Shares, the maximum front-end sales
                                   charge is deducted;

                         T    =    average annual total return;

                         n    =    number of years;

                       ERV    =    redeemable value of the hypothetical
                                   $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance of its Classes in the form of an average total return. This average annual return will be computed by taking the sum of annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. The performance of Class B Shares and Class C Shares may also be computed without taking into account any applicable CDSC. From time to time, each Fund may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         The performance of each Class of each Fund, as shown below, is the average annual total return quotations through October 31, 1999. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for Delaware Balanced Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delaware Balanced Fund A Class and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. The performance of Class B and Class C Shares, as shown below, is the average annual total return quotation through October 31, 1999. The average annual total return including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 1999. The average annual total return for excluding deferred sales charge assumes the shares were not redeemed at October 31, 1999 and therefore does not reflect the deduction of a CDSC. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         On June 14, 1988, Delaware Balanced Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital.

Average Annual Total Return
Delaware Balanced Fund

----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
                  Delaware       Delaware       Delaware       Delaware         Delaware     Delaware        Delaware
                  Balanced Fund  Balanced Fund  Balanced Fund  Balanced Fund    Balanced     Balanced Fund   Balanced
                  Class A        Class A        Institutional  Class B Shares   Fund         Class C         Fund
                  Shares(1)(2)   Shares(1)      Class          (Including       Class B      Shares          Class C
                  (at Offer)     (at NAV)                      Deferred Sales   Shares       (Including      Shares
                                                               Charge)(3)       (Excluding   Deferred        (Excluding
                                                                                Deferred     Sales Charge)   Deferred
                                                                                Sales                        Sales Charge)
                                                                                Charge)
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
1 year ended             -5.33%          0.44%          0.70%           -5.01%       -0.31%          -1.25%         -0.31%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
3 years ended             9.87%         12.06%         12.31%           10.38%       11.19%          11.18%         11.18%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
5 years ended            12.34%         13.69%         13.92%           12.55%       12.80%             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
10 years ended           10.68%         11.33%            N/A              N/A          N/A             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
15 years ended           12.29%         12.73%            N/A              N/A          N/A             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
Life of Fund(4)
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------



(1) Delaware Balanced Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.

(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.

(4) Date of initial public offering of Delaware Balanced Fund A Class was April 25, 1938; date of initial public offering of Delaware Balanced Fund Institutional Class shares was November 9, 1992; date of initial public offering of Delaware Balanced Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Balanced Fund Class C Shares was November 29, 1995.

Average Annual Total Return
Delaware Devon Fund (1)

----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------

                  Delaware       Delaware       Delaware       Delaware       Delaware       Delaware        Delaware
                  Devon Fund     Devon Fund     Devon Fund     Devon Fund     Devon Fund     Devon Fund      Devon Fund
                  Class A        Class A        Institutional  Class B        Class B        Class C         Class C
                  Shares         Shares         Class          Shares         Shares         Shares          Shares
                  (at Offer)(2)  (at NAV)                      (Including     (Excluding     (Including      (Excluding
                                                               Deferred       Deferred       Deferred        Deferred
                                                               Sales          Sales Charge)  Sales Charge)   Sales Charge)
                                                               Charge)(3)
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
1 year ended             -6.16%         -0.42%         -0.09%         -6.02%         -1.12%          -2.10%         -1.12%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
3 years ended            14.04%         16.31%         16.67%         14.47%         15.50%          15.49%         15.49%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
5 years ended            17.57%         18.96%         19.32%         17.94%         18.15%             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
Life of Fund             16.61%         17.80%         18.15%         17.36%         17.46%          16.69%         16.69%
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------

(1) Certain expenses of this Fund have been waived and reimbursed by the Manager. In the absence of such waiver and reimbursement, performance would have been affected negatively.

(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.

(4) Date of initial public offering of Delaware Devon Fund A Class was December 29, 1993; date of initial public offering of Delaware Devon Fund Institutional Class shares was December 29, 1993; date of initial public offering of Delaware Devon Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Devon Fund Class C Shares was November 29, 1995.


         Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         From time to time, each Fund may also quote its Class' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or to the S&P 500 Index or the Dow Jones Industrial Average.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         Each Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Funds may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through October 31, 1999. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance of each Class, as shown below, does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. On June 14, 1988, Delaware Balanced Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital. The net asset values of each Fund fluctuate so shares, when redeemed, may be worth more or less than the original investment and each Fund's results should not be considered as representative of future performance.

Cumulative Total Return
Delaware Balanced Fund


----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
                  Delaware       Delaware       Delaware       Delaware         Delaware     Delaware        Delaware
                  Balanced Fund  Balanced Fund  Balanced Fund  Balanced Fund    Balanced     Balanced Fund   Balanced
                  Class A        Class A        Institutional  Class B Shares   Fund         Class C         Fund
                  Shares(1)(2)   Shares(1)      Class          (Including       Class B      Shares          Class C
                  (at Offer)     (at NAV)                      Deferred Sales   Shares       (Including      Shares
                                                               Charge)(3)       (Excluding   Deferred        (Excluding
                                                                                Deferred     Sales Charge)   Deferred
                                                                                Sales                        Sales Charge)
                                                                                Charge)
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
3 months ended          -10.43%         -4.98%         -4.89%           -9.87%       -5.14%          -6.09%         -5.15%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
6 months ended          -11.82%         -6.46%         -6.36%          -11.46%       -6.84%         -11.46%         -6.84%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
9 months ended          -11.95%         -6.59%         -6.42%          -11.72%       -7.12%          -8.04%         -7.12%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
1 year ended             -5.33%          0.44%          0.70%           -5.01%       -0.31%          -1.25%         -0.31%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
3 years ended            32.62%         40.73%         41.66%           34.49%       37.49%          37.41%         37.41%
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
5 years ended            78.97%         89.91%         91.84%           80.36%       82.63%             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
10 years ended          175.75%        192.63%            N/A              N/A          N/A             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
15 years ended          468.62%        503.21%            N/A              N/A          N/A             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------
Life of Fund(4)      65,474.60%     69,498.05%     70,428.89%           79.54%       80.54%          54.09%         54.09%
----------------- -------------- -------------- -------------- ---------------- ------------ --------------- --------------


(1) Delaware Balanced Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.

(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.

(4) Date of initial public offering of Delaware Balanced Fund A Class was April 25, 1938; date of initial public offering of Delaware Balanced Fund Institutional Class shares was November 9, 1992; date of initial public offering of Delaware Balanced Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Balanced Fund Class C Shares was November 29, 1995.

Cumulative Total Return
Delaware Devon Fund (1)

----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------

                  Delaware       Delaware       Delaware       Delaware       Delaware       Delaware        Delaware
                  Devon Fund     Devon Fund     Devon Fund     Devon Fund     Devon Fund     Devon Fund      Devon Fund
                  Class A        Class A        Institutional  Class B        Class B        Class C         Class C
                  Shares         Shares         Class          Shares         Shares         Shares          Shares
                  (at Offer)(2)  (at NAV)                      (Including     (Excluding     (Including      (Excluding
                                                               Deferred       Deferred       Deferred        Deferred
                                                               Sales          Sales Charge)  Sales Charge)   Sales Charge)
                                                               Charge)(3)
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
3 months ended          -12.60%         -7.27%         -7.19%        -12.09%         -7.47%          -8.40%          7.47%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
6 months ended          -13.78%         -8.51%         -8.38%        -13.40%         -8.85%          -9.77%          8.85%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
9 months ended          -13.77%         -8.51%         -8.28%        -13.52%         -8.97%          -9.89%          8.98%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
1 year ended             -6.16%         -0.42%         -0.09%         -6.02%         -1.12%          -2.10%          1.12%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
3 years ended            48.32%         57.35%         58.80%         51.08%         54.08%          54.04%         54.04%
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
5 years ended           124.60%        138.28%        141.84%        128.19%        130.19%             N/A            N/A
10/31/99
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------
Life of Fund(4)         145.35%        160.32%        164.93%        128.14%        129.14%          83.23%         83.23%
----------------- -------------- -------------- -------------- -------------- -------------- --------------- --------------



(1) Certain expenses of this Fund have been waived and reimbursed by the Manager. In the absence of such waiver and reimbursement, performance would have been affected negatively.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4) Date of initial public offering of Delaware Devon Fund A Class was December 29, 1993; date of initial public offering of Delaware Devon Fund Institutional Class shares was December 29, 1993; date of initial public offering of Delaware Devon Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Devon Fund Class C Shares was November 29, 1995.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for each Fund and the other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts a Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                    Number
                          Investment         Price Per            of Shares
                            Amount             Share              Purchased

        Month 1              $100              $10.00                 10
        Month 2              $100              $12.50                  8
        Month 3              $100               $5.00                 10
        Month 4              $100              $10.00                 20
         ------------------------------------ ----------------------- ----------

                             $400             $37.50                  48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Brokers or dealers are selected to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of Equity Funds I's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.


         During the fiscal years ended October 31, 1997, 1998 and 1999, the aggregate dollar amounts of brokerage commissions paid by Delaware Balanced Fund were $718,048, $817,901 and $1,488,777, respectively. For the fiscal years ended October 31, 1997, 1998 and 1999, the aggregate dollar amounts of brokerage commissions paid by Delaware Devon Fund were $157,621, $292,437 and $875,370, respectively.


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended October 31, 1999, portfolio transactions of Delaware Balanced Fund in the amount of $344,071,909, resulting in brokerage commissions of $770,635, were directed to brokers for brokerage and research services provided. During the same period, portfolio transactions of Delaware Devon Fund in the amount of $233,629,225, resulting in brokerage commissions of $366,858, were directed to brokers for brokerage and research services provided.


         As provided in the 1934 Act and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds I's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the NADD Regulation, Inc. (the "NASD"), and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Management frequently transfers investments between securities, or types of securities, in carrying out its investment policy. As a result, a Fund may, at times, buy and sell more investment securities and thereby incur greater brokerage commissions than funds which do not frequently transfer investments. The rate of portfolio turnover is not a limiting factor when management deems it desirable to purchase or sell securities.

         The degree of portfolio activity may affect taxes payable by a Fund's shareholders to the extent of any net realized capital gains. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


         During the past two fiscal years, Delaware Balanced Fund's portfolio turnover rates were approximately 86% for 1998 and 87% for 1999. During the past two fiscal years, Delaware Devon Fund's portfolio turnover rates were approximately 39% for 1998 and 82% for 1999.


         Should it become necessary to sell investments for monies with which to redeem shares, the Board of Trustees, in its discretion, may deduct from the net asset value the brokerage commissions and other costs incurred to determine the redemption price. However, Equity Funds I has never redeemed or repurchased shares other than at net asset value.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds I or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds I will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds I reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds I and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds I for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares - Delaware Balanced Fund and Delaware Devon Fund Purchases of
         $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares Class B
         Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds I has adopted a separate plan for each of Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds I The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Equity Funds I's Board of Trustees may reduce these amounts at any time.

         Effective June 1, 1992, Equity Funds I's Board of Trustees has determined that the annual fee, payable on a monthly basis, for Delaware Balanced Fund A Class under its Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by shares of Delaware Balanced Fund A Class that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by shares of Delaware Balanced Fund A Class that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by Delaware Balanced Fund A Class, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Delaware Balanced Fund A Class shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Delaware Balanced Fund A Class shares purchased on or after June 1, 1992 to Delaware Balanced Fund A Class shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full 0.30% on all Delaware Balanced Fund A Class assets at any time.

         On September 23, 1993, Equity Funds I's Board of Trustees set the fee for Delaware Devon Fund A Class at 0.30% of average daily net assets.

         While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Equity Funds I's unaffiliated trustees, who may reduce the fees or terminate the Plans at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds I, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds I and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds I having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds I must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended October 31, 1999, payments from the Class A Shares, Class B Shares and Class C Shares of Delaware Balanced Fund pursuant to their respective 12b-1 Plans amounted to $1,450,780, $532,429 and $225,677, respectively. Such amounts were used for the following purposes:

------------------------------------------ ---------------------------- --------------------------- ---------------------------
                                           Delaware Balanced Fund A     Delaware Balanced Fund B    Delaware Balanced Fund C
                                           Class                        Class                       Class
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Advertising                                $8,396                       ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Annual/Semi-Annual Reports                 $30,365                      ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Broker Trails                              $977,756                     $132,739                    $98,149
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Broker Sales Charges                       ---                          $192,931                    $110,371
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Dealer Service Expenses                    ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Interest on Broker Sales Charges           ---                          $179,769                    $4,372
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Commissions to Wholesalers                 $106,759                     $26,990                     $12,785
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Promotional-Broker Meetings                $21,237                      ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Promotional-Other                          $150,855                     ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Prospectus Printing                        $72,646                      ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Telephone                                  ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Wholesaler Expenses                        $82,866                      ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Other                                      ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------


         For the fiscal year ended October 31, 1999, payments from the Class A Shares, Class B Shares and Class C Shares of Delaware Devon Fund pursuant to their respective 12b-1 Plans amounted to $458,534, $1,347,353 and $303,541, respectively. Such amounts were used for the following purposes:

------------------------------------------ ---------------------------- --------------------------- ---------------------------
                                           Delaware Devon Fund A Class  Delaware Devon Fund B       Delaware Devon Fund C
                                                                        Class                       Class
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Advertising                                ---                          ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Annual/Semi-Annual Reports                 ---                          ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Broker Trails                              $373,975                     $321,430                    $100,446
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Broker Sales Charges                       ---                          $518,106                    $171,478
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Dealer Service Expenses                    ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Interest on Broker Sales Charges           ---                          $442,674                    $8,348
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Commissions to Wholesalers                 $84,559                      $65,143                     $23,269
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Promotional-Broker Meetings                ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Promotional-Other                          ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Prospectus Printing                        ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Telephone                                  ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Wholesaler Expenses                        ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------
Other                                      ---                          ---                         ---
------------------------------------------ ---------------------------- --------------------------- ---------------------------



Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

         Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Investments fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Equity Funds I must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.
See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares - Delaware Balanced Fund and Delaware Devon Fund

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds I which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds Subject
         to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds I for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations
         ("403(b)(7)") Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollars values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Equity Funds I's 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds I has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 5% if shares are redeemed within the first year of purchase; (ii) 4% if shares are redeemed during the second year following purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. First Union National Bank's fee (currently $7.50) will be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Small Cap Value Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Trend Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a
Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Each Fund will normally make payments from net investment income on a quarterly basis. Any payments from net realized securities profits will be made during the first quarter of the next fiscal year.

         Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares at the net asset value of the ex-dividend date unless, in the case of shareholders in the Fund Classes, an election to receive dividends in cash has been made. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Systematic Withdrawal Plans above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. Each Fund may deduct from a shareholder's account the costs of that Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

         It is the policy of each Fund to pay out substantially all net investment income and net realized gains to relieve it of federal income tax liability on that portion of its income paid to shareholders under the Code. Each Fund has met these requirements in previous years and intends to meet them this year. Each Fund is treated as a separate tax entity, and any capital gains and losses for each Fund are calculated separately.


         Distributions representing net investment income or short-term capital gains are taxable as ordinary income to shareholders. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. For the fiscal year ended October 31, 1999, 53.72% and 100% of dividends paid from net investment income of Delaware Balanced Fund and Delaware Devon Fund, respectively, were eligible for this deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice to that Fund's shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of that Fund if such Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.


         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard.

         Prior to purchasing shares, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.


         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain, and these gains are currently taxed at long-term capital gain rates. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The portfolio securities of Delaware Balanced Fund and Delaware Devon Fund had a net unrealized appreciation for tax purposes of $57,768,946 and $18,139,455 respectively, as of October 31, 1999.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:


         Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (15% for individual investors in the 15% tax bracket).


         "Short -term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         Shareholders will be notified annually by Equity Funds I as to the federal income tax status of dividends and distributions paid by a Fund.

         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, the Funds must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Fund's total assets, and, with respect to 50% of a Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Fund's total assets;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) A Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by a Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying a Fund as a regulated investment company.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other net investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure was not available until calendar year 1998.

         Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, that Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at that Fund's level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

INVESTMENT MANAGEMENT AGREEMENTS

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds I's Board of Trustees.


         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 1999, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,735,250,000) and investment company (approximately $18,524,660,000) accounts.

         The Investment Management Agreement for the Funds is dated December 28, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds I who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds I or by the Manager. The Agreement will terminate automatically in the event of its assignment.


         The fee payable by each Fund under the Agreement is equal to the following amount:

                             Management Fee Schedule
                               (as a percentage of
                            average daily net assets)
                                   Annual Rate

                          0.65% on first $500 million
                          0.60% on next $500 million
                          0.55% on next $1,500 million
                          0.50% on assets in excess of
                          $2,500 million


         On October 31, 1999, the total net assets of Delaware Balanced Fund were $734,299,158 and the total net assets of Delaware Devon Fund were $322,225,670. Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by each Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Equity Funds I. The investment management fees paid by Delaware Balanced Fund for the fiscal years ended October 31, 1997, 1998 and 1999 were $3,492,255, $4,178,981 and $5,368,105, respectively.
Investment management fees incurred by Delaware Devon Fund for the fiscal years ended October 31, 1997, 1998 and 1999 and were $310,229, $951,036 and
$2,124,651, respectively.


         Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include the Funds' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         From January 1, 1999 through June 30, 1999, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Devon Fund and to pay the Fund to the extent necessary to ensure that the Total Operating Expenses of this Fund do not exceed 1.00% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses). From commencement of the Fund's operations through December 31, 1998, the Manager voluntarily waived that portion, if any, of the annual management fees payable by the Fund and paid the Fund's expenses to the extent necessary to ensure that Total Operating Expenses of the Fund (excluding 12b-1 expenses) did not exceed 0.95%.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated December 30, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as each Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated December 30, 1999. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The trustees annually review fees paid to the Distributor and the Transfer Agent.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds I are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Equity Funds I hold identical positions in each of the other funds in Delaware Investments. As of November 30, 1999, Equity Funds I's officers and trustees owned less than 1% of the outstanding shares of Delaware Balanced Fund A Class, Delaware Balanced Fund B Class, Delaware Balanced Fund C Class and Delaware Balanced Fund Institutional Class. As of the same date, the Fund's officers and trustees held less than 1% of the outstanding shares of Delaware Devon Fund A Class, Delaware Devon Fund B Class, Delaware Devon Fund C Class and Delaware Devon Fund Institutional Class.

         As of November 30, 1999, management believes the following accounts held of record 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of each Fund. Management does not have knowledge of beneficial owners.


Class                             Name and Address of Account                             Share Amount        Percentage
-----                             ---------------------------                             ------------        ----------

Delaware Balanced Fund            Merrill Lynch, Pierce, Fenner & Smith, Inc.,             74,212.470           8.44%
C Class                           Attention:  Fund Administration
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL  32246

Delaware Balanced Fund            Federated Life Insurance Company                        1,248,427.490         32.44%
Institutional Class               Separate Sub-Account A
                                  Attention:  Debbie Miller
                                  P.O Box 328
                                  Owatonna, MN  55060-0328

                                  South Trust Bank of Alabama                              707,972.830          18.40%
                                  Trust Thompson Tractor
                                  Attention:  Michelle Quick
                                  P.O. Box 830804
                                  Birmingham, AL  35283-0804

                                  Meg and Co.                                              488,169.050          12.68%
                                  c/o U.S. National Bank Trust Dept.
                                  P.O. Box 520
                                  Johnstown, PA 15907-0520


Class                             Name and Address of Account                             Share Amount        Percentage
-----                             ---------------------------                             ------------        ----------

                                  RS DMTC 457 Deferred Comp Plan                           215,760.000          5.60%
                                  PGW 457 Plan
                                  Attn: Retirement Plans
                                  1818 Market Street
                                  Philadelphia, PA 19103-3638


Delaware Balanced Fund           RS DMTC 457 Deferred Comp Plan                           215,760.000          5.60%
Institutional Class              PGW 457 Plan
                                 Attn: Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638

                                 Norwest Bank Colorado NA Cust                            200,707.050          5.21%
                                 County of Milwaukee
                                 Deferred Compensation Plan
                                 Great West Life Recordkeeper
                                 8515 E. Orchard Rd.
                                 Englewood, CO 80111-5037

Delaware Devon Fund              Merrill Lynch, Inc.                                      437,109.580          6.77%
B Class                          Mutual Fund Operations
                                 Attention:  Book Entry
                                 4800 Deer Lake Drive East, 3rd Floor
                                 Jacksonville, FL  32246

Delaware Devon Fund              Merrill Lynch, Pierce, Fenner & Smith, Inc.              175,522.350          11.67%
C Class                          For the Sole Benefit of its Customers
                                 Attention:  Fund Administration
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville, FL  32246

Delaware Devon Fund              RS 401(k) Plan                                           312,151.220          29.24%
Institutional Class              Waterfield Group 401(k) Plan
                                 Attn: Retirement Plans
                                 1818 Market St.
                                 Philadelphia, PA 19103-3638

                                 RS DMTC 401(k) Plan                                      227,914.910          21.34%
                                 Strick Corporation
                                 Attn: Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638





Class                             Name and Address of Account                             Share Amount        Percentage
-----                             ---------------------------                             ------------        ----------


                                 RS DMC Employee Profit Sharing Plan                      216,900.730          20.31%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3682


Delaware Devon Fund              RS DMTC 401(k) Plan                                      127,615.610          11.95%
Institutional Class              Royal Appliance 401(k) Plan
                                 Attn: Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638

                                 RS DMTC P/S Plan                                         54,278.930           5.08%
                                 Columbia Diagnostics Inc. P/S
                                 Attn:  Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638





         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Equity Funds I are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.


------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------
*Wayne A. Stork (62)                        Chairman, Trustee/Director of Equity Funds I and each of the other 32 investment companies in the Delaware Investments family.

                                            Chairman and Director of Delaware Management Holdings, Inc.


                                            Director of Delaware International Advisers Ltd.

                                            Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital
                                            Management, Inc.; Chairman, President and Chief Executive Officer and
                                            Trustee/Director of DMH Corp., Delaware Distributors, Inc. and Founders
                                            Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief
                                            Investment Officer and Trustee/Director of Delaware Management Company, Inc.
                                            and Delaware Management Business Trust; Chairman, President, Chief Executive
                                            Officer and Chief Investment Officer of Delaware Management Company (a
                                            series of Delaware Management Business Trust); Chairman, Chief Executive
                                            Officer and Chief Investment Officer of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust); Chairman and Chief Executive
                                            Officer of Delaware International Advisers Ltd.; Chairman, Chief Executive
                                            Officer and Director of Delaware International Holdings Ltd.; Chief
                                            Executive Officer of Delaware Management Holdings, Inc.; President and Chief
                                            Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.;
                                            Director of Delaware Service Company, Inc. and Retirement Financial
                                            Services, Inc.


                                            In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within the
                                            Delaware organization.

----------------------
* Trustee affiliated with Equity Funds I's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------


------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------

*David K. Downes (60)                       President, Chief Executive Officer, Chief Operating Officer, Chief Financial
                                            Officer and Trustee/Director of Equity Funds I and each of the other 32 investment companies in the Delaware Investments family.


                                            President and Director of Delaware Management Company, Inc.

                                            President of Delaware Management Company (a series of Delaware Management
                                            Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Capital
                                            Management, Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware
                                            Service Company, Inc.

                                            President, Chief Operating Officer, Chief Financial Officer and Director of
                                            Delaware International Holdings Ltd.

                                            Chairman and Director of Delaware Management Trust Company and Retirement
                                            Financial Services, Inc.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                            of Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust) and
                                            Delaware Distributors, L.P.


                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                            and Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings,
                                            Inc. and Delvoy, Inc.


                                            Executive Vice President and Trustee of Delaware Management Business Trust


                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

----------------------
* Trustee affiliated with Equity Funds I's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------


------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------

Walter P. Babich (72)                       Trustee/Director Equity Funds I and each of the other 32 investment companies in the Delaware Investments family


                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
                                            1988 to 1991, he was a partner of I&L Investors.

------------------------------------------- --------------------------------------------------------------------------------

John H. Durham (62)                         Trustee/Director of Equity Funds I and 18 other investment companies in the
                                            Delaware Investments family

                                            Private Investor.

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                            Investments family from 1986 to 1991; President of each fund from 1977 to
                                            1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to
                                            1992, with respect to Delaware Management Holdings, Inc., Delaware
                                            Management Company, Delaware Distributors, Inc. and Delaware Service
                                            Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care
                                            Services from 1995 to 1999.

------------------------------------------- --------------------------------------------------------------------------------

Anthony D. Knerr (61)                       Trustee/Director of Equity Funds I and each of the 32 other investment companies in the Delaware Investments family.


                                            500 Fifth Avenue, New York, NY  10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                                            Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

------------------------------------------- --------------------------------------------------------------------------------

Ann R. Leven (59)                           Trustee/Director of Equity Funds I and each of the other 32 other investment companies in the Delaware Investments family


                                            785 Park Avenue, New York, NY  10021

                                            Treasurer, National Gallery of Art

                                            From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
                                            Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was
                                            Adjunct Professor of Columbia Business School.

------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------
Thomas F. Madison (63)                      Trustee/Director of Equity Funds I and each of the other 32 investment companies in the Delaware Investments family


                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.


                                            Mr. Madison has also been Chairman of the Board of Communications Holdings,
                                            Inc. since 1996. From February to September 1994, Mr. Madison served as Vice
                                            Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company
                                            and from 1988 to 1993, he was President of U.S. WEST
                                            Communications--Markets.

------------------------------------------- --------------------------------------------------------------------------------
Charles E. Peck (74)                        Trustee/Director of Equity Funds I and each of the other 32 investment companies in the Delaware Investments family


                                            P.O. Box 1102, Columbia, MD 21044

                                            Secretary/Treasurer, Enterprise Homes, Inc.

                                            From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
                                            Ryland Group, Inc., Columbia, MD.

------------------------------------------- --------------------------------------------------------------------------------

Janet L. Yeomans (51)                       Trustee/Director of Equity Funds I and 32 other investment companies in the
                                            Delaware Investments family.


                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation.

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial
                                            Markets for the 3M Corporation; Manager of Benefit Fund Investments for the
                                            3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                            1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                            1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the
                                            Federal Reserve Bank of Chicago, 1970-1974.

------------------------------------------- --------------------------------------------------------------------------------


------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)                  Executive Vice President and Chief Investment Officer, Equity of the Fund,
                                            each of the other 32 investment companies in the Delaware Investments family

                                            Chief Executive Officer/Chief Investment Officer of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Executive Vice President of Delaware Management Holdings, Inc. and Delaware
                                            Capital Management, Inc.

                                            Executive Vice President/Chief Investment Officer of Delaware Management
                                            Company (a series of Delaware Management Business Trust)

                                            Executive Vice President and Trustee of Delaware Management Business Trust

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

------------------------------------------- --------------------------------------------------------------------------------

H. Thomas McMeekin (46)                     Executive Vice President and Chief Investment Officer, Fixed Income of Equity
                                            Funds I and each of the other 32 investment companies in the Delaware
                                            Investments family.

                                            Director of Delaware Management Holdings, Inc. and Founders CBO Corporation.

                                            Executive Vice President/Chief Investment Officer, DMC-Fixed Income of
                                            Delaware Management Company (a series of Delaware Management Business Trust)

                                            Executive Vice President/Chief Investment Officer, DIA-Fixed Income of
                                            Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                            Executive Vice President and Director of Founders Holdings, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware
                                            Capital Management, Inc.

                                            Mr. McMeekin joined Delaware Investments in 1999.  During the past five years, he has also served in various executive capacities for Lincoln National
                                            Corporation.


------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------

Richard J. Flannery (42)                    Executive Vice President/General Counsel of Equity Funds I and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Holdings, Inc., Delaware Distributors, L.P., Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust) and Founders CBO
                                            Corporation.

                                            Executive Vice President/General Counsel and Director of Delaware
                                            International Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH
                                            Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                            Delaware Distributors, Inc. and Delaware Management Trust Company.

                                            Executive Vice President and Trustee of Delaware Management Business Trust.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

------------------------------------------- --------------------------------------------------------------------------------


Eric E. Miller (46)                         Senior Vice President/Deputy General Counsel and Secretary of Equity Funds I
                                            and each of the other 32 investment companies in Delaware Investments.


                                            Senior Vice President/Deputy General Counsel and Assistant Secretary of
                                            Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware
                                            Management Company, Inc., Delaware Management Business Trust, Delaware
                                            Management Company (a series of Delaware Management Business Trust),
                                            Delaware Investment Advisers (a series of Delaware Management Business
                                            Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                            Retirement Financial Services, Inc., Delaware Distributors, Inc., Delaware
                                            Distributors, L.P. and Founders Holdings, Inc.

                                            During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.


------------------------------------------- --------------------------------------------------------------------------------
Joseph H. Hastings (50)                     Senior Vice President/Corporate Controller of Equity Funds I and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Corporate Controller and Treasurer of Delaware
                                            Management Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management
                                            Company, Inc., Delaware Management Business Trust, Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware
                                            Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                                            Inc., Delaware Capital Management, Inc., Delaware International Holdings
                                            Ltd., Founders Holdings, Inc. and Delaware Management Business Trust


                                            Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                                            Management Trust Company

                                            Senior Vice President/Assistant Treasurer of Founders CBO Corporation


                                            Chief Financial Officer of Retirement Financial Services, Inc.


                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

------------------------------------------- --------------------------------------------------------------------------------




------------------------------------------- --------------------------------------------------------------------------------
Trustee and/or Officer                      Business Experience
------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof (37)                      Senior Vice President and Treasurer of Equity Funds I and each of the other
                                            32 investment companies in the Delaware Investments family.


                                            Senior Vice President/Investment Accounting of Delaware Management Company
                                            (a series of Delaware Management Business Trust), Delaware Service Company,
                                            Inc. and Delaware Capital Management, Inc. and Founders Holdings, Inc.

                                            Senior Vice President and Treasurer/ Investment Accounting of Delaware
                                            Distributors, L.P. and Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware
                                            International Holdings, Inc.


                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President
                                            for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS
                                            First Boston Investment Management, New York, NY from 1993 to 1994 and an
                                            Assistant Vice President for Equitable Capital Management Corporation, New
                                            York, NY from 1987 to 1993.

------------------------------------------- --------------------------------------------------------------------------------

Gary A. Reed (45)                           Vice President/Senior Portfolio Manager of Equity Funds I, 23 other investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust). and Delaware
                                            Capital Management, Inc.

                                            During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

------------------------------------------- -------------------------------------------------------------------------------



         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds I and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or trustee for the fiscal year ended October 31, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of October 31, 1999. Only the independent trustees of Equity Funds I receive compensation from the Funds.


----------------------------------------------------------------------------------------------------------------------
                                                      Pension or
                                                  Retirement Benefits
                                 Aggregate              Accrued          Estimated Annual    Total Compensation from
                             Compensation from        as Part of             Benefits        the Investment Companies
Name(3)                       Equity Funds I         Fund Expenses      Upon Retirement(1)  in Delaware Investments(2)
----------------------------------------------------------------------------------------------------------------------

Walter P. Babich                  $3,259                  None                $38,000                  $58,608
----------------------------------------------------------------------------------------------------------------------
John H. Durham                    $3,156                  None                $32,180                  $42,975
----------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                  $3,590                  None                $38,000                  $65,085
----------------------------------------------------------------------------------------------------------------------
Ann R. Leven                      $3,658                  None                $38,000                  $66,084
----------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                 $3,590                  None                $38,000                  $65,085
----------------------------------------------------------------------------------------------------------------------
Charles E. Peck                   $3,487                  None                $38,000                  $63,418
----------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans(4)               $2,044                  None                $38,000                  $37,881
----------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of October 31, 1999, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a trustee/director for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on Equity Funds I's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.
(3) W. Thacher Longstreth served as an independent trustee of Equity Funds I during its last fiscal year for the period November 1, 1998 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $1,302 from Equity Funds I and $25,345 for all investment companies in the Delaware Investments family.
(4) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

GENERAL INFORMATION

         Equity Funds I is an open-end management investment company. Each Funds' portfolio of assets is diversified as defined by the 1940 Act. Equity Funds I was first organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on December 30, 1999.

          The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) IV Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., in Appendix B.

         Access persons and advisory persons of the funds in the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:


                                                    Delaware Balanced Fund
                                                        Class A Shares
                      -----------------------------------------------------------------------------------
                                                 Total
                      Fiscal                   Amount of               Amounts               Net
                      Year                    Underwriting            Reallowed           Commission
                      Ended                   Commissions            to Dealers         to Distributor
                      -----                   -----------            ----------         --------------


                      10/31/99                 $1,052,557             $905,390             $147,167
                      10/31/98                  697,061                583,281             113,780
                      10/31/97                  558,308                464,226              94,082





                                                     Delaware Devon Fund
                                                        Class A Shares
                                                 Total
                      Fiscal                   Amount of               Amounts               Net
                      Year                    Underwriting            Reallowed           Commission
                      Ended                   Commissions            to Dealers         to Distributor
                      -----                   -----------            ----------         --------------


                      10/31/99                 $1,546,356            $1,332,483            $213,873
                      10/31/98                 1,244,866              1,035,968            208,898
                      10/31/97                  531,475                440,937              90,538



         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:


                                                     Limited CDSC Payments

                      Fiscal Year Ended       Delaware Balanced Fund A  Class    Delaware Devon Fund A Class
                      -----------------       -------------------------------    ---------------------------
                      10/31/99                               $0                            $0
                      10/31/98                              $832                         $1,108
                      10/31/97                            $85,849                          $0


         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:


                                                         CDSC Payments

                      Fiscal Year Ended         Delaware Balanced Fund B Class    Delaware Devon Fund B Class
                      -----------------         ------------------------------    ---------------------------
                      10/31/99                             $141,686                      $403,070
                      10/31/98                             $68,259                       $81,772
                      10/31/97                             $32,664                       $10,367


         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:


                                                         CDSC Payments

                      Fiscal Year Ended         Delaware Balanced Fund C Class    Delaware Devon Fund C Class
                      -----------------         ------------------------------    ---------------------------
                      10/31/99                             $11,276                       $15,863
                      10/31/98                              $2,608                        $3,673
                      10/31/97                              $2,595                         $669


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds I's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds I to delete the words "Delaware Group" from Equity Funds I's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Equity Funds I has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         Each Fund currently offers four classes of shares. Each Class of each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes except that shares of an Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of each Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares they hold. However, Class B Shares of each Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of that Fund's Class A, Class B and Class C Shares will be allocated solely to those classes. While shares of Equity Funds I have equal voting rights on matters affecting both Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.

         Prior to November 9, 1992, Equity Funds I offered only one series, now known as Delaware Balanced Fund and one class of shares, Delaware Balanced Fund A Class. Beginning November 9, 1992, Delaware Balanced Fund began offering Delaware Balanced Fund Institutional Class. Beginning December 29, 1993, Equity Funds I offered Delaware Devon Fund which offered Delaware Devon Fund A Class and Delaware Devon Fund Institutional Class. Class B Shares for each Fund were not offered prior to September 6, 1994, and beginning as of November 29, 1995, each Fund began offering Class C Shares.

         Effective as of the close of business December 27, 1996, the name of Delaware Group Delaware Balanced Fund, Inc. was changed to Delaware Group Equity Funds I Also effective as of the close of business December 27, 1996, the name of Common Stock series was changed to Delaware Balanced Fund series.

         Prior to September 6, 1994, Delaware Balanced Fund A Class was known as Delaware Balanced Fund class and Delaware Balanced Fund Institutional Class was known as Delaware Balanced Fund (Institutional) class, and, prior to the same date, Dividend Growth Fund A Class was known as Dividend Growth Fund class and the Dividend Growth Fund Institutional Class was known as Dividend Growth Fund (Institutional) class. Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Delaware Devon Fund and the names of Dividend Growth Fund A Class, Dividend Growth Fund B Class and Dividend Growth Fund Institutional Class were changed to Delaware Devon Fund A Class, Delaware Devon Fund B Class and Delaware Devon Fund Institutional Class, respectively.

         Effective as of the close of business December 29, 1999, the name of Delaware Fund and its Classes, changed to Delaware Balanced Fund.


         Effective as of August 16, 1999, the name of Devon Fund and its Classes changed to Delaware Devon Fund.


         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

Noncumulative Voting
         Equity Funds I shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds I voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Equity Funds I and, in its capacity as such, audits the annual financial statements of each of the Funds. The Funds' Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended October 31, 1999, are included in the Funds' Annual Reports to shareholders. The financial statements, the notes relating thereto, the financial highlights and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
 FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:


         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.


         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.


         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.


         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.



         Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Delaware Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with the preservation of capital.

         Delaware Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Foundation Funds Growth Portfolio seeks long term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.


         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund, Inc. offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry. Aggressive Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.


         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.


         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

Each of the summaries above is qualified in its entirety by the information contained in the Portfolio's prospectus(es).

                                     PART C
                                     ------

                                Other Information
                                -----------------

Item 23.        Exhibits
                --------

                (a)     Agreement and Declaration of Trust.

                        (1)     Agreement and Declaration of Trust (December 17,
                                1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                        (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                (c)     Copies of All Instruments Defining the Rights of
                        Holders.

                        (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit (a)(1).

                        (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit (b).

                (d)     Investment Management Agreements.

                        (1) Form of Investment Management Agreement (December 1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

               (e)      (1)      Distribution Agreements.

                                (i)     Form of Distribution Agreement (December
                                        1999) between Delaware Distributors,
                                        L.P. and the Registrant on behalf of
                                        Delaware Balanced Fund incorporated into this filing by reference to
                                        Post-Effective Amendment No. 103 filed
                                        December 29, 1995.

                                (ii)    Form of Distribution Agreement (December
                                        1999) between Delaware Distributors,
                                        L.P. and the Registrant on behalf of
                                        Delaware Devon Fund incorporated into
                                        this filing by reference to
                                        Post-Effective Amendment No. 103 filed
                                        December 29, 1995.

                                (iii)   Form of Executed Amendment No. 1 to
                                        Distribution Agreement (December 1999)
                                        between Delaware Distributors, L.P. and
                                        the Registrant on behalf of Delaware
                                        Balanced Fund incorporated into this
                                        filing by reference to Post-Effective
                                        Amendment No. 103 filed December 29,
                                        1995.

                                (iv)    Form of Executed Amendment No. 1 to
                                        Distribution Agreement (December 1999)
                                        between Delaware Distributors, L.P. and
                                        the Registrant on behalf of Devon Fund
                                        incorporated into this filing by
                                        reference to Post-Effective Amendment
                                        No. 103 filed December 29, 1995.

                        (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                        (3) Dealer's Agreement. Dealer's Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                        (4) Mutual Fund Agreement for the Delaware Group of Funds (November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

               (f)      Inapplicable.

               (g)      Custodian Agreements.

                        (1) Form of Custodian Agreement (December 1999) between The Chase Manhattan Bank and the Registrant on behalf of Delaware Balanced Fund and Delaware Devon Fund (Module) incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.
                                 (i) Form of Amendment (December 1999) to
                                     Custodian Agreement between The Chase
                                     Manhattan Bank and the Registrant on behalf of Delaware Balanced Fund and Delaware Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed December 23, 1997.

                        (2) Form of Securities Lending Agreement between The Chase Manhattan Bank and the Registrant on behalf of Delaware Balanced Fund and Delaware Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

               (h)      Other Material Contracts.

                        (1) Form of Shareholders Services Agreement (December 1999) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Balanced Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                        (2) Form of Shareholders Services Agreement (December 1999) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                        (3) Form of Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Balanced Fund and Delaware Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                (i) Legal Opinion. Incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                (j) Consent and Report of Independent Auditors. Attached as Exhibit.

                (k)     Inapplicable.

                (l)     Inapplicable.

                (m)     Plans under Rule 12b-1.

                        (1) Form of Plan under Rule 12b-1 (December 1999) for Delaware Balanced Fund A incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

                        (2) Form of Plan under Rule 12b-1 (December 1999) for Delaware Balanced Fund B Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

                        (3) Form of Plan under Rule 12b-1 (December 1999) for Delaware Balanced Fund C Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

                        (4) Form of Plan under Rule 12b-1 (December 1999) for Delaware Devon Fund A Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

                        (5) Form of Plan under Rule 12b-1 (December 1999) for Delaware Devon Fund B Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

                        (6) Form of Plan under Rule 12b-1 (December 1999) for Delaware Devon Fund C Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

                (n)     Plan under Rule 18f-3.

                        (1) Form of Plan under Rule 18f-3 (September 18, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 105 filed December 23, 1997.

                (o) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.


Item 24.        Persons Controlled by or under Common Control with Registrant.
                None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit (b).

Item 26.        Business and Other Connections of Investment Adviser.

                (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Delaware Group Global Dividend and Income Fund, Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Inc., Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc., and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

        The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

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                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                    President of Delaware Management Company (a series of Delaware Management
                                                   Business Trust); Executive Vice President, Chief Operating Officer and Chief
                                                   Financial Officer of Delaware Management Holdings, Inc.; Executive Vice
                                                   President, Chief Operating Officer, Chief Financial Officer and Director of DMH
                                                   Corp.; Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                                   and Director of Delvoy, Inc.; President and Director of Delaware Management
                                                   Company, Inc, Execcutive Vice President, Chief Operating Officer, Chief Financial
                                                   Officer and Trustee of Delaware Management Business Trust; Executive Vice
                                                   President, Chief Operating Officer and Chief Financial Officer of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Chairman,
                                                   President, Chief Executive Officer and Director of Delaware Service Company,
                                                   Inc.; President, Chief Executive Officer and Director of Delaware Capital
                                                   Management, Inc.; Chairman and Director of Retirement Financial Services, Inc.;
                                                   Chairman and Director of Delaware Management Trust Company; Executive Vice
                                                   President, Chief Operating Officer, Chief Financial Officer and Director of
                                                   Delaware Distributors, Inc.; Executive Vice President, Chief Operating Officer
                                                   and Chief Financial Officer of Delaware Distributors, L.P.; President, Chief
                                                   Operating Officer, Chief Financial Officer and Director of Delaware International
                                                   Holdings Ltd.; Director of Delaware International Advisers Ltd.; Executive Vice
                                                   President, Chief Operating Officer, Chief Financial Officer and Director of
                                                   Founders Holdings, Inc.; Executive Vice President, Chief Operating Officer and
                                                   Chief Financial Officer of Founders CBO Corporation; President, Chief Executive
                                                   Officer, Chief Operating Officer, Chief Financial Officer and Trustee/Director
                                                   of each fund in the Delaware Investments family.

                                                   Chief Executive Officer and Director of Forewarn, Inc. since
                                                   1993, 8 Clayton Place, Newtown Square, PA

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                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                                Executive Vice President and General Counsel of Delaware Management Company (a
                                                   series of Delaware Management Business Trust); Executive Vice President and
                                                   General Counsel of Delaware Management Holdings, Inc.; Executive Vice President,
                                                   General Counsel and Director of DMH Corp.; Executive Vice President, General
                                                   Counsel and Director of Delvoy, Inc.; Executive Vice President, General Counsel
                                                   and Director of Delaware Management Company, Inc.; Executive Vice President,
                                                   General Counsel and Trustee of Delaware Management Business Trust; Executive
                                                   Vice President and General Counsel of Delaware Investment Advisers (a series of
                                                   Delaware Management Business Trust); Executive Vice President, General Counsel
                                                   and Director of Delaware Service Company, Inc.; Executive Vice President, General
                                                   Counsel and Director of Delaware Capital Management, Inc.; Executive Vice
                                                   President, General Counsel and Director of Retirement Financial Services, Inc.;
                                                   Executive Vice President, General Counsel and Director of Delaware Management
                                                   Trust Company; Executive Vice President, General Counsel and Director of Delaware
                                                   Distributors, Inc.; Executive Vice President and General Counsel of Delaware
                                                   Distributors, L.P.; Executive Vice President, General Counsel and Director of
                                                   Delaware International Holdings Ltd.; Director of Delaware International Advisers
                                                   Ltd.; Executive Vice President, General Counsel and Director of Founders
                                                   Holdings, Inc.; Executive Vice President and General Counsel of Founders CBO
                                                   Corporation; Executive Vice President and General Counsel of each fund in the
                                                   Delaware Investments family.

                                                   Director, HYPPCO Finance Company Ltd.


                                                   Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                                                   Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                                   Bulltown Rd., Elverton, PA

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Richard G. Unruh                                   Executive Vice President, Chief Investment Officer, DMC-Equity of Delaware
                                                   Management Company (a series of Delaware Management Business Trust); Executive
                                                   Vice President of Delaware Management Holdings, Inc.; Executive Vice President
                                                   and Trustee of Delaware Management Business Trust; Chief Executive Office, Chief
                                                   Investment Officer, DIA-Equity of Delaware Investment Advisers (a series of
                                                   Delaware Management Business Trust; Executive Vice President of Delaware Capital
                                                   Management, Inc.; Director of Delaware Investment Advisers Ltd.; Executive Vice
                                                   President, Chief Investment Officer, Equity of each fund in the Delaware
                                                   Investments family.


                                                   Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                   since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of
                                                   Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                   Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                   Drive, Reston, VA
------------------------------------------------------------------------------------------------------------------------------------

H. Thomas McMeekin(1)                              Executive Vice President of Delaware Management Business Trust; Executive Vice
                                                   President/Chief Investment Officer DMC-Fixed Income of Delaware Management
                                                   Company (a series of Delaware Management Business Trust); Executive Vice
                                                   President of Delaware Capital Management, Inc.; Executive Vice President and
                                                   Director of Delaware Management Holdings, Inc.; Executive Vice President and
                                                   Chief Investment Officer, Fixed Income of each Fund in the Delaware Investment family.
-----------------------------------------------------------------------------------------------------------------------------------

William E. Dodge(2)                                Executive Vice President of Delaware Management Company (a series of Delaware
                                                   Management Trust Company); Executive Vice President of Delaware Management
                                                   Business Trust; President of Delaware Investment Advisers (a series of Delaware
                                                   Management Business Trust)
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------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                                Senior Vice President/Operations of Delaware Management Company (a series of
                                                   Delaware Management Business Trust; Senior Vice President/Operations of Delaware
                                                   Service Company, Inc.; Senior Vice President/Operations of Retirement Financial
                                                   Services, Inc.; Senior Vice President/Operations of Delaware Management Trust
                                                   Company.
------------------------------------------------------------------------------------------------------------------------------------

Robert J. DiBraccio                                Senior Vice President/Head of Equity Trading of Delaware Management Company  (a
                                                   series of Delaware Management Business Trust); Senior Vice President/Head of
                                                   Equity Trading of Delaware Investment Advisers (a series of Delaware Management
                                                   Business Trust); Senior Vice President/Head of Equity Trading of Delaware Capital
                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

John B. Fields                                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                   (a series of Delaware Management Business Trust); Trustee of Delaware Management
                                                   Business Trust; Senior Vice President/Senior Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Senior Vice
                                                   President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Senior
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
-----------------------------------------------------------------------------------------------------------------------------------
Michael Bishof                                     Senior Vice President/Investment Accounting of Delaware Management Company (a
                                                   series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                   Delaware Capital Management, Inc. and Founders Holdings, Inc.; Senior Vice
                                                   President and Treasurer of the Registrant and each of the other investment companies in the Delaware Investments family; Senior Vice President and
                                                   Treasurer/Investment Accounting of Delaware Distributors, L.P. and Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Senior Vice
                                                   President/Manager of Investment Accounting of Delaware International Holdings,
                                                   Inc.; Senior Vice President and Assistant Treasurer of Founders CBO Corporation
------------------------------------------------------------------------------------------------------------------------------------

Susan L. Hanson                                    Senior Vice President/Global Marketing and Client Services of Delaware Management
                                                   Company (a series of Delaware Management Business Trust); Senior Vice
                                                   President/Global Marketing and Client Services of Delaware Investment Advisers (a
                                                   series of Delaware Management Business Trust)

------------------------------------------------------------------------------------------------------------------------------------

Joseph H. Hastings                                 Senior Vice President/Treasurer/Corporate Controller of  Delaware Management
                                                   Company (a series of Delaware Management Business Trust); Senior Vice
                                                   President/Treasurer/Corporate Controller of Delaware Management Holdings, Inc.;
                                                   Senior Vice President/Treasurer/Corporate Controller of DMH Corp; Senior Vice
                                                   President/Treasurer/Corporate Controller of Delvoy, Inc.; Senior Vice
                                                   President/Treasurer/Corporate Controller of Delaware Management Company, Inc.;
                                                   Senior Vice President/Treasurer/Corporate Controller of Delaware Management
                                                   Business Trust; Senior Vice President/Treasurer/Corporate Controller of Delaware
                                                   Service Company, Inc.; Senior Vice President/Treasurer/Corporate Controller of
                                                   Delaware Capital Management, Inc.; Chief Financial Officer of Retirement
                                                   Financial Services, Inc.; Executive Vice President/Treasurer/Chief Financial
                                                   Officer of Delaware Management Trust Company; Senior Vice President/Treasurer/
                                                   Corporate Controller of Delaware Distributors, L.P.; Senior Vice President/
                                                   Treasurer/Corporate Controller of Delaware International Holdings; Senior Vice
                                                   President/Treasurer/Corporate Controller of Founders Holdings, Inc.; Senior Vice
                                                   President/ Assistant Treasurer Founders CBO Corporation; Senior Vice President/
                                                   Corporate Controller of each fund in the Delaware Investments family

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                                Senior Vice President/Human Resources of  Delaware Management Company  (a series of Delaware Management Business Trust); Senior Vice President/Human Resources of
                                                   Delaware Management Holdings, Inc.; Senior Vice President/Human Resources of DMH
                                                   Corp.; Senior Vice President/Human Resources of Delvoy, Inc.; Senior Vice
                                                   President/Human Resources of Delaware Management Company, Inc.; Senior Vice
                                                   President/Human Resources of Delaware Management Business Trust; Senior Vice
                                                   President/Human Resources of Delaware Investment Advisers (a series of Delaware
                                                   Management Business Trust); Senior Vice President/Human Resources of Delaware
                                                   Service Company, Inc.; Senior Vice President/Human Resources of Delaware
                                                   Capital Management, Inc.; Senior Vice President/Human Resources of Delaware
                                                   Retirement Financial Services, Inc.; Senior Vice President/Human Resources of
                                                   Delaware Management Trust Company; Senior Vice President/Human Resources of
                                                   Delaware Distributors, Inc.; Senior Vice President/Human Resources of Delaware
                                                   Distributors, L.P.; Senior Vice President/Human Resources of each fund in the
                                                   Delaware Investments family.

------------------------------------------------------------------------------------------------------------------------------------

Richelle S. Maestro                                Senior Vice President, Deputy General Counsel and Secretary of Delaware
                                                   Management Company (a series of Delaware Management Business Trust); Senior Vice
                                                   President, Deputy General Counsel and Secretary of Delaware Management
                                                   Holdings, Inc.; Senior Vice President, Deputy General Counsel and Secretary
                                                   of DMH Corp.; Senior Vice President, Deputy General Counsel and Secretary of
                                                   Delaware Management Business Trust; Senior Vice President, Deputy General
                                                   Counsel and Secretary of Delaware Investment Advisers (a series of Delaware
                                                   Management Business Trust); Senior Vice President, Deputy General Counsel and
                                                   Secretary of Retirement Financial Services, Inc.; Senior Vice President,
                                                   Deputy General Counsel and Secretary of Delaware Distributors, Inc.; Senior
                                                   Vice President, Deputy General Counsel and Assistant Secretary of Delaware
                                                   Distributors, L.P.; Senior Vice President, Secretary and Deputy General
                                                   Counsel of Delaware Management Trust Company; Senior Vice President,
                                                   Secretary and Deputy General Counsel of Delaware International Holdings Ltd.;
                                                   Senior Vice President, Secretary and Deputy General Counsel of Delvoy, Inc.;
                                                   Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                                   Management Company, Inc.; Senior Vice President, Secretary and Deputy General
                                                   Counsel of Delaware Service Company, Inc.; Senior Vice President, Secretary
                                                   and Deputy General Counsel of Delaware Capital Management, Inc.; Secretary of
                                                   Founders CBO Corporation; Senior Vice President, Deputy General Counsel and
                                                   Secretary of Founders Holdings, Inc.; Senior Vice President, Deputy General
                                                   Counsel and Assistant Secretary of each fund in the Delaware Investments family.

                                                   General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                   Philadelphia, PA.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller                                     Senior Vice President, Deputy General Counsel and Assistant Secretary of Delaware
                                                   Management Company (a series of Delaware Management Business Trust); Senior Vice
                                                   President, Deputy General Counsel and Assistant Secretary of Delaware Management
                                                   Holdings, Inc.; Senior Vice President, Deputy General Counsel and Assistant
                                                   Secretary of DMH Corp.; Senior Vice President, Deputy General Counsel and
                                                   Assistant Secretary of Delvoy, Inc.; Senior Vice President, Deputy General
                                                   Counsel and Assistant Secretary of Delaware Management Company, Inc.; Senior Vice
                                                   President, Deputy General Counsel and Assistant Secretary of Delaware Management
                                                   Business Trust; Senior Vice President, Deputy General Counsel and Assistant
                                                   Secretary of Delaware Investment Advisers (a series of Delaware Management
                                                   Business Trust); Senior Vice President, Deputy General Counsel and Assistant
                                                   Secretary of Delaware Service Company, Inc.; Senior Vice President, Deputy
                                                   General Counsel and Assistant Secretary of Delaware Capital Management, Inc.;
                                                   Senior Vice President, Deputy General Counsel and Assistant Secretary of
                                                   Retirement Financial Services, Inc.; Senior Vice President, Deputy General
                                                   Counsel and Assistant Secretary of Delaware Distributors, Inc.; Senior Vice
                                                   President, Deputy General Counsel and Assistant Secretary of Delaware
                                                   Distributors, L.P.; Senior Vice President, Deputy General Counsel and Assistant
                                                   Secretary of Founders Holdings, Inc.; Senior Vice President, Deputy General
                                                   Counsel and Secretary of each fund in the Delaware Investments family.

------------------------------------------------------------------------------------------------------------------------------------

James L. Shields                                   Senior Vice President, Chief Information Officer of Delaware Management Company
                                                   (a series of Delaware Management Business Trust); Senior Vice President, Chief
                                                   Information Officer of Delaware Investment Advisers (a series of Delaware
                                                   Management Business Trust); Senior Vice President, Chief Information Officer of
                                                   Delaware Service Company, Inc.; Senior Vice President, Chief Information Officer
                                                   of Delaware Capital Management Company, Inc.; Senior Vice President, Chief
                                                   Information Officer of Retirement Financial Services, Inc.; Senior Vice
                                                   President, Chief Information Officer of Delaware Distributors, L.P.

------------------------------------------------------------------------------------------------------------------------------------

Gary T. Abrams                                     Vice President/Equity Trading of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Equity Trading of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------

Christopher S. Adams                               Vice President/Business Manager, Equity of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Business Manager, Equity
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Arnold                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Portfolio Manager of Delaware Capital Management, Inc., Vice
                                                   President/Portfolio Manager of each fund in the Delaware Investments family.
-----------------------------------------------------------------------------------------------------------------------------------

Marshall T. Bassett                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                                Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.

                                                   Trustee of New Castle County Pension Board since October 1992, Wilmington DE.
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Beister                                 Vice President/Trading Operations of Delaware Management Company (a series of
                                                   Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------

Lisa O. Brinkley                                   Vice President/Compliance Director of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Compliance Director of
                                                   Delaware Management Holdings, Inc.; Vice President/Compliance Director of DMH
                                                   Corp.; Vice President/Compliance Director of Delvoy, Inc.; Vice
                                                   President/Compliance Director of Delaware Management Company, Inc.; Vice
                                                   President/Compliance Director of Delaware Management Business Trust; Vice
                                                   President/Compliance Director of Delaware Investment Advisers (a series of
                                                   Delaware Management Business Trust);Vice President/Compliance Director of
                                                   Delaware Service Company, Inc.; Vice President/Compliance Director of Delaware
                                                   Capital Management, Inc.; Vice President/Compliance Director of Retirement
                                                   Financial Services, Inc.; Vice President/Compliance Director/Assistant Secretary
                                                   of Delaware Management Business Trust; Vice President/Compliance Director of
                                                   Delaware Distributors, Inc.; Vice President/Compliance Director of Delaware
                                                   Distributors, L.P.; Vice President/Compliance Director of each fund in the
                                                   Delaware Investments family.

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MaryEllen M. Carrozza                              Vice President/Client Services of Delaware Management Company (a series of
                                                   Delaware Management Business Trust);Vice President/Client Services of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust);Vice
                                                   President/Client Services of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Stephen R. Cianci                                  Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Mitchell L. Conery                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
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Timothy G. Connors                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust).
------------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of Delaware Capital Management, Inc.;
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.


------------------------------------------------------------------------------------------------------------------------------------

James P. Dokas                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/ Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Michael J. Dugan                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
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Roger A. Early                                     Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Joel A. Ettinger                                   Vice President/Taxation of Delaware Management Company (a series of Delaware
                                                   Management Business Trust);Vice President/Taxation of Delaware Management
                                                   Holdings, Inc.; Vice President/Taxation of DMH Corp.; Vice President/Taxation of
                                                   Delvoy, Inc.; Vice President/Taxation of Delaware Management Company, Inc.; Vice
                                                   President/Taxation of Delaware Management Business Trust; Vice President/Taxation
                                                   of Delaware Investment Advisers (a series of Delaware Management Delaware Service
                                                   Company, Inc.; Vice President/Taxation of Delaware Capital Management, Inc.; Vice
                                                   President/Taxation of Retirement Financial Services, Inc.; Vice
                                                   President/Taxation of Delaware Distributors, Inc.; Vice President/Taxation of
                                                   Delaware Distributors, L.P.; Vice President/Taxation of Founders Holdings, Inc.;
                                                   Vice President/Taxation of Founders CBO Corporation; Vice President/Taxation of
                                                   each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Joseph Fiorilla                                    Vice President/Performance Analyst of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Performance Analyst of
                                                   Delaware Investment Advisers (a series of Delaware Management Business Trust)
-----------------------------------------------------------------------------------------------------------------------------------

Gerald S. Frey                                     Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
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James A. Furgele                                   Vice President/Investment Accounting of Delaware Management Company (a series of
                                                   Delaware Management Business Trust);Vice President/Investment Accounting of
                                                   Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Investment Accounting of Delaware Service Company, Inc.; Vice
                                                   President/Investment Accounting of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                   Vice President/Equity Trading of Delaware Management Company (a series of
                                                   Delaware Management Business Trust);Vice President/Equity Trading of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust).
------------------------------------------------------------------------------------------------------------------------------------

Paul Grillo                                        Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Brian T. Hannon                                    Vice President of Delaware Management Company (a series of Delaware Management
                                                   Business Trust); Vice President of Delaware Investment Advisers (a series of
                                                   Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                   each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

John A. Heffern                                    Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Elizabeth H. Howell                                Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Jeffrey W. Hynoski                                 Vice President/Analyst of Delaware Management Company (a series of Delaware
                                                   Management Business Trust); Vice President/Analyst of Delaware Investment
                                                   Advisers (a series of Delaware Management Business Trust); Vice President/Analyst
                                                   of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Cynthia Isom                                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Karina J. Ivstan                                   Vice President/Strategic Planning of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Strategic Planning of
                                                   Delaware Management Holdings, Inc.; Vice President/Strategic Planning of Delaware
                                                   Management Business Trust; Vice President/Strategic Planning of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President/Strategic Planning of Delaware Service Company, Inc.; Vice President/
                                                   Strategic Planning of Delaware Capital Management, Inc.; Vice President/Strategic
                                                   Planning of Retirement Financial Services, Inc.; Vice President/Strategic
                                                   Planning of Delaware Management Trust Company; Vice President/Strategic of
                                                   Delaware Distributors, L.P.; Vice President/Strategic Planning of each fund in the Delaware Investments family.

------------------------------------------------------------------------------------------------------------------------------------

Audrey E. Kohart                                   Vice President/Assistant Controller/Corporate Accounting of Delaware Management
                                                   Company (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                    Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/ Portfolio Manager of
                                                   Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                      Vice President, Associate General Counsel and Assistant Secretary of Delaware
                                                   Management Company (a series of Delaware Management Business Trust); Vice
                                                   President, Associate General Counsel and Assistant Secretary of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President, Associate General Counsel and Assistant Secretary of Delaware Service
                                                   Company, Inc.; Vice President, Associate General Counsel and Assistant Secretary
                                                   of Delaware Capital Management, Inc.; Vice President, Associate General Counsel
                                                   and Assistant Secretary of Retirement Financial Services, Inc.; Vice President,
                                                   Associate General Counsel and Assistant Secretary of Delaware Management Trust
                                                   Company; Vice President, Associate General Counsel and Assistant Secretary of
                                                   Delaware Distributors, L.P.; Vice President, Associate General Counsel and
                                                   Assistant Secretary of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Michael D. Mabry                                   Vice President, Associate General Counsel and Assistant Secretary of Delaware
                                                   Management Company (a series of Delaware Management Business Trust); Vice
                                                   President, Associate General Counsel and Assistant Secretary of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust);Vice
                                                   President, Associate General Counsel and Assistant Secretary of Delaware Service
                                                   Company, Inc.; Vice President, Associate General Counsel and Assistant Secretary
                                                   of Delaware Capital Management, Inc.; Vice President, Associate General Counsel
                                                   and Assistant Secretary of Retirement Financial Services, Inc.; Vice President,
                                                   Associate General Counsel and Assistant Secretary of Delaware Distributors, L.P.;
                                                   Vice President, Associate General Counsel and Assistant Secretary of each fund in the Delaware Investments family.

------------------------------------------------------------------------------------------------------------------------------------

Paul A. Matlack                                    Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of Founders Holdings, Inc., President and
                                                   Director of Founders CBO Corporation; Vice President/Senior Portfolio Manager of
                                                   each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Andrew M. McCullagh, Jr.                           Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Francis X. Morris                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of Founders Holdings, Inc., Treasurer,
                                                   Assistant Secretary and Director of Founders CBO Corporation; Vice
                                                   President/Senior Portfolio Manager of each fund in the Delaware Investment family.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                              Vice President/Research Analyst of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Research Analyst of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*               other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                  Vice President, Associate General Counsel and Assistant Secretary of Delaware
                                                   Management Company (a series of Delaware Management Business Trust); Vice
                                                   President, Associate General Counsel and Assistant Secretary of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                   President, Associate General Counsel and Assistant Secretary of Delaware Service
                                                   Company, Inc.; Vice President, Associate General Counsel and Assistant Secretary
                                                   of Delaware Capital Management, Inc.; Vice President, Associate General Counsel
                                                   and Assistant Secretary of Retirement Financial Services, Inc.; Vice President,
                                                   Associate General Counsel and Assistant Secretary of Delaware Distributors, L.P.;
                                                   Vice President, Associate General Counsel and Assistant Secretary of each fund in the Delaware Investments family.

------------------------------------------------------------------------------------------------------------------------------------

Gary A. Reed                                       Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager
                                                   of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Richard Salus                                      Vice President/Assistant Controller of Delaware Management Company (a series of
                                                   Delaware Management Business Trust); Vice President/Assistant Controller of
                                                   Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                   Vice President/Assistant Controller of Delaware Management Trust Company; Vice
                                                   President/Assistant Controller of Delaware International Holdings Ltd.
------------------------------------------------------------------------------------------------------------------------------------

Richard D. Siedel                                  Vice President/Assistant Controller/Manager Payroll of Delaware Management
                                                   Company (a series of Delaware Management Business Trust).
------------------------------------------------------------------------------------------------------------------------------------

Michael T. Taggart                                 Vice President/Facilities and Administration Services of Delaware Management
                                                   Company (a series of Delaware Management Business Trust);Vice
                                                   President/Facilities and Administration Services of Delaware Investment Advisers
                                                   (a series of Delaware Management Business Trust); Vice President/Facilities and
                                                   Administration Services of Delaware Service Company, Inc.; Vice
                                                   President/Facilities and Administration Services of Delaware Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Trotman                                  Vice President/Senior Corporate Bond Analyst of Delaware Management Company (a
                                                   series of Delaware Management Business Trust); Vice President/Senior Corporate
                                                   Bond Analyst of Delaware Investment Advisers (a series of Delaware Management
                                                   Business Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                   Investments family.
------------------------------------------------------------------------------------------------------------------------------------

Lori P. Wachs                                      Vice President/Assistant Portfolio Manager of Delaware Management Company (a
                                                   series of Delaware Management Business Trust);Vice President/Assistant Portfolio
                                                   Manager of Delaware Investment Advisers (a series of Delaware Management Business
                                                   Trust);Vice President/Assistant Portfolio Manager of each fund in the Delaware
                                                   Investments family.
------------------------------------------------------------------------------------------------------------------------------------

*Business Address is 1818 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------

1 PRESIDENT AND DIRECTOR, Lincoln Investment Management, Inc. 1987 to present.
  EXECUTIVE VICE PRESIDENT/CHIEF INVESTMENT OFFICER of Lincoln National Corporation 1992 to present.
2 PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer
  Associates, Wilmington, DE 1996-1998.
--------------------------------------------------------------------------------

Item 27. Principal Underwriters.

         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b) Information with respect to each director, officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*           Positions and Offices with Underwriter         Positions and Offices with Registrant
------------------------------------           --------------------------------------         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                    General Partner                                None
------------------------------------------------------------------------------------------------------------------------------------

Delaware Investment Advisers                   Limited Partner                                None
------------------------------------------------------------------------------------------------------------------------------------

Delaware Capital Management, Inc.              Limited Partner                                None
------------------------------------------------------------------------------------------------------------------------------------

Bruce D. Barton                                President and Chief Executive Officer          None
------------------------------------------------------------------------------------------------------------------------------------

David K. Downes                                Executive Vice President/Chief Operating       President and Chief Executive
                                               Officer/Chief Financial Officer                Officer/Chief Financial Officer/Chief
                                                                                              Operating Officer and Trustee
------------------------------------------------------------------------------------------------------------------------------------

Richard J. Flannery                            Executive Vice President/General Counsel       Executive Vice President/General
                                                                                              Counsel
------------------------------------------------------------------------------------------------------------------------------------

Diane M. Anderson                              Senior Vice President/Retirement Operations    None
------------------------------------------------------------------------------------------------------------------------------------

Michael P. Bishof                              Senior Vice President/Treasurer/               Senior Vice President/Treasurer
                                               Investment Accounting
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Brooks III                           Senior Vice President/Wholesaler               None
------------------------------------------------------------------------------------------------------------------------------------

Terrence P. Cunningham                         Senior Vice President/National Sales           None
                                               Director, Financial Institutions
------------------------------------------------------------------------------------------------------------------------------------

Joseph H. Hastings                             Senior Vice President/Treasurer/               Senior Vice President/Corporate
                                               Corporate Controller                           Controller
------------------------------------------------------------------------------------------------------------------------------------

Joanne O. Hutcheson                            Senior Vice President/Human Resources          Senior Vice President/Human Resources
------------------------------------------------------------------------------------------------------------------------------------

Bradley L. Kolstoe                             Senior Vice President/Western Division         None
                                               Sales, IPI Channel
------------------------------------------------------------------------------------------------------------------------------------

Richelle S. Maestro                            Senior Vice President/Deputy General           Senior Vice President/Deputy General
                                               Counsel/Assistant Secretary                    Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

Mac Macaulliffe                                Senior Vice President/Divisional Sales         None
                                               Manager
------------------------------------------------------------------------------------------------------------------------------------

J. Chris Meyer                                 Senior Vice President/Director, Product        None
                                               Management
------------------------------------------------------------------------------------------------------------------------------------

Eric E. Miller                                 Senior Vice President/Deputy General           Senior Vice President/Deputy General
                                               Counsel/Assistant Secretary                    Counsel/Secretary
------------------------------------------------------------------------------------------------------------------------------------

Stephen C. Nell                                Senior Vice President/National Retirement      None
                                               Sales
------------------------------------------------------------------------------------------------------------------------------------

Henry W. Orvin                                 Senior Vice President/Eastern Division Sales   None
                                               Manager
------------------------------------------------------------------------------------------------------------------------------------

Christopher H. Price                           Senior Vice President/Channel Manager          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*           Positions and Offices with Underwriter         Positions and Offices with Registrant
------------------------------------           --------------------------------------         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Sawyer                               Senior Vice President/Director, National       None
                                               Sales
------------------------------------------------------------------------------------------------------------------------------------

James L. Shields                               Senior Vice President/Chief Information        None
                                               Officer
------------------------------------------------------------------------------------------------------------------------------------

Richard P. Allen                               Vice President/Wholesaler, Midwest             None
------------------------------------------------------------------------------------------------------------------------------------

David P. Anderson, Jr.                         Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Jeffrey H. Arcy                                Vice President/Wholesaler,                     None
                                               South East Region
------------------------------------------------------------------------------------------------------------------------------------

Patrick A. Bearss                              Vice President/Wholesaler - Midwest            None
------------------------------------------------------------------------------------------------------------------------------------

Gabriella Bercze                               Vice President/Wholesaler, Financial           None
                                               Institution
------------------------------------------------------------------------------------------------------------------------------------

Larry D. Bridwell                              Vice President/Financial Institutions          None
                                               Wholesaler
------------------------------------------------------------------------------------------------------------------------------------

Lisa O. Brinkley                               Vice President/Compliance Director             Vice President/Compliance Director
------------------------------------------------------------------------------------------------------------------------------------

Terrance L. Bussard                            Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Daniel H. Carlson                              Vice President/Marketing Services              None
------------------------------------------------------------------------------------------------------------------------------------

Larry Carr                                     Vice President/VA Sales Manager                None
------------------------------------------------------------------------------------------------------------------------------------

William S. Carroll                             Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Matthew Coldren                                Vice President/National Accounts               None
------------------------------------------------------------------------------------------------------------------------------------

Patrick A Connelly                             Vice President/RIA Sales                       None
------------------------------------------------------------------------------------------------------------------------------------

Jessie V. Emery                                Vice President/Marketing Communications        None
------------------------------------------------------------------------------------------------------------------------------------

Joel A. Ettinger                               Vice President/Taxation                        Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------

Edward A. Foley                                Vice President/Marketing Communications        None
------------------------------------------------------------------------------------------------------------------------------------

Susan T. Friestedt                             Vice President/Retirement Services             None
------------------------------------------------------------------------------------------------------------------------------------

Douglas R. Glennon                             Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Darryl S. Grayson                              Vice President/Director, Internal Sales        None
------------------------------------------------------------------------------------------------------------------------------------

Rhonda J. Guido                                Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Ronald A. Haimowitz                            Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Edward J. Hecker                               Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

John R. Herron                                 Vice President/VA Wholesaler                   None
------------------------------------------------------------------------------------------------------------------------------------

Steven N. Horton                               Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Dinah J. Huntoon                               Vice President/Product Manager, Equities       None
------------------------------------------------------------------------------------------------------------------------------------

Karina J. Istvan                               Vice President/Strategic Planning              Vice President/Strategic Planning
------------------------------------------------------------------------------------------------------------------------------------

Christopher L. Johnston                        Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*           Positions and Offices with Underwriter         Positions and Offices with Registrant
------------------------------------           --------------------------------------         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Jordan                              Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Carolyn Kelly                                  Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Richard M. Koerner                             Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Ellen M. Krott                                 Vice President/Marketing                       None
------------------------------------------------------------------------------------------------------------------------------------

John Leboeuf                                   Vice President/VA Wholesaler                   None
------------------------------------------------------------------------------------------------------------------------------------

SooHee Lee                                     Vice President/Fixed Income & International    None
                                               Product Management
------------------------------------------------------------------------------------------------------------------------------------

Philip Y. Lin                                  Vice President/Associate General               Vice President/Associate General
                                               Counsel/Assistant Secretary                    Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

John R. Logan                                  Vice President/Wholesaler, Financial           None
                                               Institutions
------------------------------------------------------------------------------------------------------------------------------------

Michael D. Mabry                               Vice President/Associate General               Vice President/Associate General
                                               Counsel/Assistant Secretary                    Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

Theodore T. Malone                             Vice President/IPI Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------

Debbie Marler                                  Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Gregory J. McMillan                            Vice President/National Accounts               None
------------------------------------------------------------------------------------------------------------------------------------

Nathan W. Medin                                Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Scott L. Metzger                               Vice President/Business Development            None
------------------------------------------------------------------------------------------------------------------------------------

Jamie L. Meyer                                 Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Roger J. Miller                                Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Christopher W. Moore                           Vice President/VA Wholesaler                   None
------------------------------------------------------------------------------------------------------------------------------------

Andrew F. Morris                               Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Patrick L. Murphy                              Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Scott E. Naughton                              Vice President/IPI Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------

Julie Nusbaum                                  Vice President/Wholesaler, Financial           None
                                               Institutions
------------------------------------------------------------------------------------------------------------------------------------

Julie A. Nye                                   Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. O'Brien                              Vice President/Insurance Products              None
------------------------------------------------------------------------------------------------------------------------------------

David P. O'Connor                              Vice President/Associate General               Vice President/Associate General
                                               Counsel/Assistant Secretary                    Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

Joseph T. Owczarek                             Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Otis S. Page                                   Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Mary Ellen Pernice-Fadden                      Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Mark A. Pletts                                 Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*           Positions and Offices with Underwriter         Positions and Offices with Registrant
------------------------------------           --------------------------------------         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Erik R. Preus                                  Vice President/Wrap Wholesaler                 None
------------------------------------------------------------------------------------------------------------------------------------

Philip G. Rickards                             Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Laura E. Roman                                 Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Robert A. Rosso                                Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Richard Salus                                  Vice President/Assistant Controller            None
------------------------------------------------------------------------------------------------------------------------------------

Linda D. Shulz                                 Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Gordon E. Searles                              Vice President/Client Services                 None
------------------------------------------------------------------------------------------------------------------------------------

James R. Searles                               Vice President/VA Sales Manager                None
------------------------------------------------------------------------------------------------------------------------------------

Catherine A. Seklecki                          Vice President/Retirement Sales                None
------------------------------------------------------------------------------------------------------------------------------------

John C. Shalloe                                Vice President/Wrap Fee Wholesaler,            None
                                               Western Region
------------------------------------------------------------------------------------------------------------------------------------

Edward B. Sheridan                             Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Kimberly Spangler                              Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Stansbury                            Vice President/Wholesaler                      None

------------------------------------------------------------------------------------------------------------------------------------

Stephanie R. Szabo                             Vice President/Retirement Marketing            None
------------------------------------------------------------------------------------------------------------------------------------

Michael T. Taggart                             Vice President/Facilities and Administration   None
                                               Services
------------------------------------------------------------------------------------------------------------------------------------

Julia R. Vander-Els                            Vice President/Retirement Plan                 None
                                               Communications
------------------------------------------------------------------------------------------------------------------------------------

Wayne W. Wagner                                Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

John A. Wells                                  Vice President/Marketing Technology            None
------------------------------------------------------------------------------------------------------------------------------------

Courtney S. West                               Vice President/Institutional Sales             None
------------------------------------------------------------------------------------------------------------------------------------

Andrew J. Whitaker                             Vice President/Wholesaler, Financial           None
                                               Institutions
------------------------------------------------------------------------------------------------------------------------------------

Scott Whitehouse                               Vice President/Wholesaler                      None
------------------------------------------------------------------------------------------------------------------------------------

Theodore V. Wood                               Vice President/Technical Systems Officer       None
------------------------------------------------------------------------------------------------------------------------------------

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records.

               All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29.       Management Services.  None.

Item 30.       Undertakings.  Not Applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 28th day of December, 1999.
                                       DELAWARE GROUP EQUITY FUNDS I

                                                  By /s/ David K. Downes
                                                     -------------------
                                                      David K. Downes
                                          President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              Signature                                               Title                                          Date
----------------------------------------                 -----------------------------------------            ----------------------
/s/ David K. Downes                    *                 President/Chief Executive Officer/                      December 28, 1999
---------------------------------------                  Chief Operating Officer/Chief Financial
David K. Downes                                          Officer and Trustee(Principal Executive
                                                         Officer, Principal Financial Officer and
                                                         Principal Accounting Officer)


/s/ Wayne A. Stork                     *                 Trustee                                                 December 28, 1999
---------------------------------------
Wayne A. Stork

/s/Walter P. Babich                    *                 Trustee                                                 December 28, 1999
---------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                    *                 Trustee                                                 December 28, 1999
---------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                        *                 Trustee                                                 December 28, 1999
---------------------------------------
Ann R. Leven

/s/Thomas F. Madison                   *                 Trustee                                                 December 28, 1999
---------------------------------------
Thomas F. Madison

/s/Charles E. Peck                     *                 Trustee                                                 December 28, 1999
---------------------------------------
Charles E. Peck

/s/John H. Durham                      *                 Trustee                                                 December 28, 1999
---------------------------------------
John H. Durham

/s/Janet L. Yeomans                    *                 Trustee                                                 December 28, 1999
---------------------------------------
Janet L. Yeomans
                                                       *By /s/David K. Downes
                                                          David K. Downes
                                                      as Attorney-in-Fact for
                                                   each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A



















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.    Exhibit

 EX-99.J       Consent and Report of Independent Auditors